    As filed with the Securities and Exchange Commission on January 12, 2006.

                                           Registration Nos. File No. 333-116426
                                                               File No. 811-8260

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 [X]

                        Pre-Effective Amendment No. ____
                         Post-Effective Amendment No. 4

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 11 [X]

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                2000 Heritage Way
                               Waverly, Iowa 50677
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (319) 352-4090

                             Steve Suleski, Esquire
                       CUNA Mutual Life Insurance Company
                             5910 Mineral Point Road
                                Madison, WI 53705
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]  on January 16, 2006 pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ]  on May 2, 2005 pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered: Units of interest in a Variable Account under flexible Premium Defined Variable Annuity Contracts.

================================================================================

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

                        SUPPLEMENT DATED JANUARY 16, 2006
                                     TO THE
                          PROSPECTUS DATED MAY 2, 2005
                                       FOR
                          MEMBERS VARIABLE ANNUITY III


This supplement updates your Prospectus for the MEMBERS Variable Annuity III (the "Contract") issued through CUNA Mutual Life Variable Annuity Account. This supplement describes two optional benefits, the Guaranteed Minimum Withdrawal Benefit ("GMWB") and the Guaranteed Minimum Accumulation Benefit ("GMAB"), which may be added by rider to the Contract in some states when you purchase the Contract. You may elect either Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits.



The Guaranteed Minimum Withdrawal Benefit permits you to receive up to the guaranteed maximum withdrawal amount for either a set number of Contract Years or each Contract Year during the Annuitant's lifetime (regardless of Contract Value). This means that regardless of poor market performance, you will be able to take predictable withdrawals. However, you should not elect the Guaranteed Minimum Withdrawal Benefit if:


     - you plan to take partial withdrawals in excess of the guaranteed maximum withdrawal each Contract Year because those withdrawals may significantly reduce or eliminate the value of the benefit; or

     - you are interested in long term accumulation rather than receiving payments.


The Guaranteed Minimum Accumulation Benefit guarantees that your contract value will equal the benefit basis less adjustments for partial withdrawals at the expiration of the benefit period. This means that your benefit basis is guaranteed regardless of poor performance. However, you should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in receiving payments. Partials withdrawals may reduce the benefit basis by more than the withdrawal amount.



Please note that you may not want to elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit if:


     - you plan to make additional purchase payments in excess of the maximum window purchase payment amount because those payments will not increase your benefit, but will increase the cost of the rider; or

     - you would prefer that your Contract Value not participate in an available benefit allocation model because all Contract Value must participate in the available benefit allocation model for the riders to remain in effect.


This supplement provides information in addition to that contained in the Prospectus dated May 2, 2005 for the Contracts. It should be read in its entirety and kept together with your Prospectus for future reference.


State variations may apply, and the Guarantee Minimum Withdrawal Benefit and/or the Guaranteed Minimum Accumulation Benefit may not be available in every jurisdiction. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

EXPENSE TABLES

Please add the following additional lines to the end of the table captioned "Periodic Charges Other Than Fund Expenses--Annual Charges for Optional Riders and Endorsements" on page 3 of the Prospectus:

GMWB (as a percentage of average monthly Contract Value for the prior year)   1.00%**
GMAB (as a percentage of average monthly Contract Value for the prior year)   1.00%**

----------
**   The Company currently charges .50% per year.

EXAMPLES OF MAXIMUM CHARGES

The following replaces the "Examples of Maximum Charges" section on page 4 of the Prospectus in its entirety:

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples show the maximum costs of investing in the Contract, including surrender charges, the annual Contract fee (after being converted into a percentage), Variable Account annual expenses, the 3% Annual Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, the Earnings Enhanced Death Benefit, the current GMWB charge, and the maximum Annual Fund Operating Expenses for the year ended December 31, 2004. These costs reflect the most expensive combination of Contract charges.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract (or you annuitize the Contract under Income Payment Option 2A (with fixed Income Payments) or Options 3-8) at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,092    $1,672    $2,271    $3,950

(2) If you do not surrender your Contract (or you annuitize the Contract under Income Payout Option 2A (with fixed Payments) or Options 3-8) at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $372     $1,132    $1,911    $3,950

THE EXAMPLES ARE ILLUSTRATIONS AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. SIMILARLY, YOUR RATE OF RETURN MAY BE MORE OR LESS THAN THE 5% ASSUMED IN THE EXAMPLES.

The examples provided above assume that no transfer charges, premium taxes, or market value adjustments have been assessed.

For purposes of the Fee Table and Examples, the Company assumes that the Contract is owned before the Payout Date. Different fees and charges apply after the Payout Date. See "Charges and Deductions."

Appendix A to the Prospectus provides certain financial information concerning the Subaccounts, including information about Accumulation Unit values.

SUMMARY - CHARGES AND DEDUCTIONS

Please insert the following after the fourth sentence in the "Rider/Endorsement Charges" paragraph on page 7 of your Prospectus.

The guaranteed maximum charge for the GMWB and the GMAB riders is 1.0% of the average monthly Contract Value for the prior year.

CHARGES AND DEDUCTIONS

Please insert the following after "Endorsement Charges" under "Charges and Deductions" on page 25 of your Prospectus.

GUARANTEED LIVING BENEFIT CHARGES

The guaranteed maximum charge for the GMWB and the GMAB riders is 1.0% of the average monthly Contract Value for the prior year. Currently, the Company charges .50% of the average Contract Value for the prior year for those riders. A pro-rata portion of the charges will be deducted upon Contract surrender, termination of the rider after the expiration of the minimum charge period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.

RIDERS AND ENDORSEMENTS

Please insert the following at the end of the first paragraph under the "Riders and Endorsements" section on page 26 of your Prospectus.

Please consult a competent tax adviser before electing any of these riders or endorsements in connection with a Qualified Contract. The tax rules for Qualified Contracts may limit the value of a rider or endorsement.

Please insert the following at the end of the "Riders and Endorsements" section on page 27 of your Prospectus.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT

General. The GMWB rider is available for an additional charge only when you purchase the Contract. The GMWB offers you the ability to take a specified annual withdrawal regardless of your Contract Value. If you do not choose to make withdrawals under the GMWB rider, the charges collected for this benefit will not be refunded. You may elect either the GMWB or the GMAB, but not both optional benefits.

Electing the GMWB Rider. You may elect the GMWB rider if the Annuitant is not more than 85 years old on the Contract Issue Date. If you elect the GMWB rider, all of your net purchase payments and all of your Contract Value must participate in one of the benefit allocation models that the Company makes available for that purpose. The benefit allocation models are static and offer pre-selected Subaccounts and percentages that have been established for different types of investors. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:


  INVESTMENT CATEGORY                               SUBACCOUNTS
  -------------------                               -----------
Balanced Fund             100% Balanced

Conservative 7-14 Years    60% Bond
                           20% Growth and Income Stock
                            5% Multi-Cap Growth Stock (formerly known as Emerging Growth)
                           10% High Income
                            5% Mid-Cap Stock

Conservative 15+ Years     40% Bond
                           30% Growth and Income Stock
                            5% Multi-Cap Growth Stock (formerly known as Emerging Growth)
                            5% International Stock
                           10% High Income
                            5% Capital Appreciation Stock
                            5% Mid-Cap Stock

Moderate 7-14 Years        40% Bond
                           20% Growth and Income Stock
                            5% Multi-Cap Growth Stock (formerly known as Emerging Growth)
                            5% International Stock
                           10% Mid-Cap Stock
                           10% High Income
                           10% Capital Appreciation Stock

Withdrawals in General. Under the GMWB rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first rider anniversary, you may make guaranteed withdrawals each rider year up to the guaranteed annual withdrawal amount (the "GAWA") (under the annual withdrawal option) or the guaranteed annual lifetime withdrawal amount (the "GALWA") (under the annual lifetime benefit option). Guaranteed withdrawals up to the GALWA will not impact the benefit basis or the lifetime benefit basis (defined below under "Amount of your guaranteed withdrawals"). Guaranteed withdrawals up to the GAWA will not impact the benefit basis, but will impact the lifetime benefit basis, if the withdrawal exceeds the GALWA. If you choose to receive only a part of, or none of, your GAWA or GALWA in any given rider year, your GAWA and GALWA is not cumulative and will not increase. For example, if your GALWA is $1,500 and you withdraw $1,000 one year, your GALWA will not increase next year by the $500 you did not withdraw. In general, you may switch from one withdrawal option to the other without prior notification to the Company. Rather, the actual amount of the guaranteed withdrawal during a rider year will determine which of the withdrawal options is applicable for that rider year. However, if payments are made under a GMWB settlement (defined below), the Company will require you to choose the withdrawal option and withdrawal amount for any remaining guaranteed withdrawals.

Within each rider year, you may also withdraw more than the GAWA or the GALWA. The portion of any withdrawal which is in excess of the GAWA or the GALWA in effect at the time of the withdrawal request is referred to as an "excess withdrawal." In addition, an excess withdrawal may occur when the amount withdrawn, when added to prior withdrawals during a rider year, exceeds the GAWA or the GALWA. Any partial withdrawal before the first rider anniversary is an excess withdrawal. EXCESS WITHDRAWALS WILL REDUCE YOUR BENEFIT BASIS AND/OR LIFETIME BENEFIT BASIS, AND MAY DO SO BY MORE THAN THE ACTUAL AMOUNT OF THE EXCESS WITHDRAWAL.


All guaranteed withdrawals under the GMWB rider are also partial withdrawals under the Contract. Any applicable contingent deferred sales charge will apply to guaranteed withdrawals. If a guaranteed withdrawal under the GMWB causes your Contract Value to be equal to or less than zero, the Company will pay any remaining guaranteed withdrawals under the terms of the GMWB under an Income Option that the Company makes available for that purpose (the "GMWB settlement"). Your Contract and all other riders then will terminate. If the guaranteed withdrawals continue past the anticipated income payout date, the Company will allow you to extend that payout date. However, If you extend the payout date beyond age 85 (or 10 years from the contract issue date if later):
(1) you must elect to receive withdrawals under either the annual withdrawal benefit option or annual lifetime benefit option, (2) once you make this election it cannot be changed, (3) all other riders will terminate on that date, and (4) the Company will no longer accept purchase payments under the contract. Tax consequences may apply. (See "Tax Status of the Contract - Taxation of Annuities" in the Prospectus.) YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING GUARANTEED WITHDRAWALS IF YOU HAVE ELECTED THE GMWB. IF YOU BEGIN TAKING GUARANTEED WITHDRAWALS TOO SOON OR DELAY TAKING GUARANTEED WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE VALUE OF THE GMWB BENEFIT. IF YOU ELECT THE GMWB FOR A QUALIFIED CONTRACT, TAX RULES MAY PREVENT YOU FROM TAKING PARTIAL WITHDRAWALS WHEN YOU OTHERWISE WOULD, OR REQUIRE YOU TO TAKE EXCESS WITHDRAWALS. See "Federal Tax Matters - Taxation of Qualified Plans" on pages 31-32 of your Prospectus.


Excess Withdrawals more than the GAWA. If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current guaranteed annual withdrawal amount, the Company will make the following adjustments:

     (a) reduce the remaining withdrawal amount to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous remaining withdrawal amount reduced dollar for dollar by the amount of the withdrawal;

     (b) reset the benefit basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous benefit basis reduced dollar for dollar by the amount of the withdrawal; and

     (c) reset the lifetime benefit basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous lifetime benefit basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If the Company reduces the resulting benefit basis as a result of the excess withdrawal, the Company will also reduce the GAWA. If the Company reduces the resulting lifetime benefit basis as a result of the excess withdrawal, the Company will also reduce the GALWA.

Excess Withdrawals more than the GALWA. If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GALWA but less than the current GAWA, the Company will make the following adjustments:

     (a) reduce the remaining withdrawal amount dollar for dollar by the amount of the withdrawal; and

     (b) reset the lifetime benefit basis to equal the lesser of: (1) the Contract Value immediately following the withdrawal; or (2) reduce the previous lifetime benefit basis dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If the Company reduces the lifetime benefit basis as a result of the excess withdrawal, the Company will also reduce the GALWA.


Termination. You may terminate the GMWB rider on any date following the expiration of the minimum charge period of seven years. In addition, the GMWB rider will automatically terminate on the earliest of:


     (a) the date the remaining withdrawal amount is reduced to zero and there are no further guaranteed withdrawals allowed under the annual lifetime benefit option;

     (b)  the Payout Date;

     (c)  the date due proof of death of the Annuitant is received;

     (d)  the date there is a change of Annuitant for any reason; or

     (e)  the date you surrender your Contract.


For the GMWB to remain in effect, all of your net purchase payments and all of your Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you discontinue allocating your net purchase payments and Contract Value to one of the available benefit allocation models, the GMWB will automatically terminate on the later of: (i) the last day of the seven year minimum charge period (this day is shown on your Rider Data Page); (ii) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (iii) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. On the date of that transfer or change of allocation to an investment option that is not an available benefit allocation model, your benefit basis and lifetime benefit basis will be reduced to zero, and you cannot step-up the benefit basis and lifetime benefit basis as described below.


Amount of your guaranteed withdrawals. The Company determines your GAWA by multiplying the benefit basis by the current annual withdrawal benefit percentage of 7%. Similarly, the Company determines your GALWA by multiplying the lifetime benefit basis by the annual lifetime benefit percentage shown on your Rider Data Page. The annual lifetime benefit percentage currently is 4% for annuitant less than age 60 on the rider date and it currently is 5% for Annuitants age 60 or more on the rider date. Any change in the benefit basis or lifetime benefit basis will also result in a change in the GAWA or GALWA, as appropriate. THE BENEFIT BASIS AND LIFETIME BENEFIT BASIS ARE USED ONLY TO CALCULATE THE GAWA AND GALWA. THE BENEFIT BASIS AND LIFETIME BENEFIT BASIS DO NOT ESTABLISH OR GUARANTEE A MINIMUM CONTRACT VALUE, SURRENDER VALUE, DEATH BENEFIT, OR RETURN FOR ANY SUBACCOUNT.


The benefit basis and the lifetime benefit basis are equal to your initial net purchase payment, plus any net purchase payments received during the window period. Currently, the first 12 months after contract issue, the Company limits the amount of window purchase payments that count toward this benefit to the maximum window purchase payment, currently two times your initial purchase payment. (This amount is shown on your Rider Data Page). You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. SUCH PURCHASE PAYMENTS WILL INCREASE THE COST OF THE GMWB RIDER, AND WILL NOT PARTICIPATE IN ANY GMWB RIDER BENEFITS.


The Company will adjust the benefit basis/lifetime benefit basis if an excess withdrawal occurs. In addition, as discussed above, if you elect not to participate in an available benefit allocation model, the benefit basis and lifetime benefit basis will become zero and the GMWB rider will terminate.

Step-up. On your fifth rider anniversary (and any subsequent fifth rider anniversary following a step-up), you may, subject to certain conditions, "step-up" the benefit basis and lifetime benefit basis to equal your current Contract Value. You may step-up the benefit basis and lifetime benefit basis provided:

     a) you have not taken any withdrawals since the start date for the current benefit period;

     b)   your Contract Value is greater than zero;

     c) your Contract Value is greater than the benefit basis as of the step-up date;

     d)   the Annuitant is age 85 or younger as of the step-up date; and

     e) the Company receives your written request to step-up the benefit basis and lifetime benefit basis at its home office at least thirty (30) days prior to the end of the fifth (5th) rider year for the current benefit period. The step-up date will be the rider anniversary as of the end of that rider year.

If you elect the "step-up," the start date for the new benefit period will be the step-up date, and the benefit basis and lifetime benefit basis will equal your Contract Value as of the step-up date. A new minimum charge period will begin. The charge for the new benefit period may differ from the prior charge, but will not exceed the maximum rider charge of 1.00% of the average monthly Contract Value for the prior year.

For examples of the operation of the GMWB, see Appendix A to this supplement.

GMWB Charge. If you elect the GMWB, the Company will deduct a charge that compensates it for the costs and risks the Company assumes in providing this benefit. The Company will not deduct the GMWB charge after the Payout Date, nor will the Company assess the GMWB charge if a GMWB settlement were to occur. The current annual GMWB charge percentage is 0.50%. The Company has the right to change the current GMWB charge percentage for newly issued riders or if you step-up your benefit, but it will never exceed the maximum GMWB charge percentage which is 1.00%. The amount of the GMWB charge is calculated annually by multiplying the current annual GMWB charge percentage by the average monthly Contract Value for the prior year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the GMWB charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the minimum charge period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.

GUARANTEED MINIMUM ACCUMULATION BENEFIT

General. The Company designed the GMAB rider to protect you from poor investment performance during your Contract's accumulation period. The GMAB rider is available for an additional charge only when you purchase your Contract, and guarantees that on the expiration date of the benefit period, your Contract Value will at least equal the benefit basis less adjustments for partial withdrawals. The Company currently offers a 10 year benefit period for the GMAB rider. If, on the rider's expiration date, your Contract Value is greater than your benefit basis and you do not renew the benefit period or convert the rider to the GMWB, the Company will increase your Contract Value by the amount of all rider charges deducted during the most recent benefit period, and the rider will terminate. The increase in Contract Value will occur on the rider's expiration date, and the Company will allocate the increase pro-rata according to your purchase payment allocation instructions. You may elect either the GMWB or the GMAB, but not both optional benefits. YOU SHOULD NOT ELECT THE GMAB IF YOU ARE INTERESTED IN CURRENT PAYMENTS. PARTIAL WITHDRAWALS MAY REDUCE THE BENEFIT BASIS BY MORE THAN THE WITHDRAWAL AMOUNT. IF YOU ELECT THE GMAB FOR A QUALIFIED CONTRACT, TAX RULES MAY REQUIRE YOU TO TAKE WITHDRAWALS AFTER A CERTAIN DATE. See "Federal Tax Matters - Taxation of Qualified Plans" on pages 31-32 of your Prospectus.

Electing the GMAB Rider. You may elect the GMAB rider if the Annuitant is no more than 85 years old on the Contract Issue Date. If you elect the GMAB rider, your net purchase payments and all your Contract Value must be allocated to one of the benefit allocation models the Company makes available for that purpose. The benefit allocation models are static and offer pre-selected Subaccounts and percentages that have been established for different types of investors. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:


  INVESTMENT CATEGORY                                SUBACCOUNTS
  -------------------                                -----------
Balanced Fund             100% Balanced

Conservative 7-14 Years    60% Bond
                           20% Growth and Income Stock (formerly known as Emerging Growth)
                            5% Multi-Cap Growth Stock
                           10% High Income
                            5% Mid-Cap Stock

Conservative 15+ Years     40% Bond
                           30% Growth and Income Stock
                            5% Multi-Cap Growth Stock (formerly known as Emerging Growth)
                            5% International Stock
                           10% High Income
                            5% Capital Appreciation Stock
                            5% Mid-Cap Stock

Moderate 7-14 Years        40% Bond
                           20% Growth and Income Stock
                            5% Multi-Cap Growth Stock(formerly known as Emerging Growth)
                            5% International Stock
                           10% Mid-Cap Stock
                           10% High Income
                           10% Capital Appreciation Stock


Benefit Basis. Your benefit basis is equal to your initial purchase payment plus any purchase payments received during window period currently, the first 12 months after the issue date, minus adjustments for partial withdrawals. The Company limits the amount of window purchase payments that count toward your benefit basis to the maximum window purchase payment amount, currently two times your initial purchase payment. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount (shown on your Rider Data Page). SINCE THE COMPANY CALCULATES THE CHARGE FOR THE GMAB BASED ON YOUR CONTRACT VALUE SUCH PURCHASE PAYMENTS WILL INCREASE THE COST OF THE RIDER (SEE GMAB CHARGE
BELOW) BUT WILL NOT INCREASE YOUR BENEFIT BASIS. IN ADDITION, BECAUSE SUCH ADDITIONAL PURCHASE PAYMENTS WILL INCREASE THE COST OF THE GMAB WITHOUT INCREASING YOUR BENEFIT BASIS, SUCH PAYMENTS COULD LIMIT YOUR GMAB RIDER BENEFITS.


Partial Withdrawals. You may make a partial withdrawal from your Contract at anytime. If you make a partial withdrawal while the GMAB rider is in effect, however, the Company will reduce your benefit basis by the greater of:

     (a) the partial withdrawal amount, including associated surrender charges, if any; or

     (b) the proportion of your benefit basis withdrawn. The proportion of the is equal to (1) divided by (2), with the result multiplied by (3), where:

          (1) = the partial withdrawal amount, including associated surrender charges and market value adjustments, if any;

          (2)  = the Contract Value immediately before the partial withdrawal;
               and

          (3)  = the benefit basis immediately before the partial withdrawal.

See the Appendix for examples of this calculation.

Step-Up. On your fifth rider anniversary (and each subsequent fifth rider anniversary for a renewal benefit period, or new benefit period following a step-up), you have the one time opportunity to "step-up" your GMAB benefit basis to equal your current Contract Value and begin a new benefit period of the same duration as the prior benefit period. This option is available provided all of the following four conditions are met:

     (1) the expiration date for the new benefit period does not extend past the Contract Anniversary following the Annuitant's 85th birthday or 10 years from the Contract Issue Date, if later;

     (2)  your benefit basis is greater than zero;

     (3) your Contract Value is greater than the benefit basis as of the step-up date; and

     (4) the Company receives your written request to step-up the benefit in its home office at least thirty (30) days before the end of the fifth
          (5th) rider year for the benefit period. The step-up date will be the rider anniversary as of the end of that rider year.

If you elect the "step-up," a new benefit period with a start date equal to the step-up date will begin. A new minimum charge period also will begin. The charge for the GMAB rider, as "stepped-up," may differ than the charge for the prior benefit period, but will not exceed the maximum rider charge of 1.00% of the average monthly Contract Value for the prior year.


Termination. You may terminate the GMAB rider on any date following the expiration of the minimum charge period of seven years. In addition, the GMAB rider will automatically terminate on the earliest of:


          (a)  the expiration date of the benefit period;

          (b)  the Payout Date;

          (c)  the date due proof of death of the Annuitant is received;

          (d)  the date there is a change of Annuitant for any reason; or

          (e)  the date you surrender your Contract.


For the GMAB rider to remain in effect, all of your net purchase payments and Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you elect to discontinue using the available benefit allocation models, the GMAB rider will automatically terminate. The termination will occur on the later of (a) the last day of the seven year minimum charge period (this day is shown on the Rider Data Page), (b) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (c) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. As of the date of such transfer or allocation change, the benefit basis will be reduced to zero, you will not be permitted to step-up your benefit basis or renew a benefit period (described below), and you cannot convert the GMAB to the GMWB rider (described below).



Renewal and Conversion. You may renew the GMAB as of its expiration date, provided certain conditions are met. The renewal benefit period must be the same duration as the expiring benefit period, and cannot extend beyond the Contract Anniversary following the Annuitant 85th birthday or 10 years from the Contract Issue Date, if later. In addition, at the time of renewal, your benefit basis must be greater than zero and your Contract Value must be greater than your benefit basis. The Company must receive your written request to renew the benefit period at its home office at least 30 days before the expiration date. The GMAB rider charge may change, but in no event will the charge be greater than the maximum rider charge of 1.00% of the average monthly Contract Value for the prior year. The minimum charge period of seven years will begin as of the renewal date.


You may also convert the GMAB rider to a GMWB rider (if the GMWB rider is offered) on a rider anniversary. To convert the rider, your benefit basis must be greater than zero, the Annuitant must be age 85 or younger as of the date of conversion, and the Company must receive your written request for conversion at its home office at least thirty (30) days before a rider anniversary.

If you convert the GMAB rider to the GMWB rider, the date of the conversion will be the rider anniversary date following receipt of your request. The benefit basis and the lifetime benefit basis for the GMWB will equal your Contract Value on the date of conversion.

GMAB Charge. If you elect the GMAB, the Company will deduct a charge that compensates it for the costs and risks it assumes in providing this benefit. The Company deducts the GMAB charge even if your benefit basis is zero. The current annual GMAB charge percentage is 0.50%. The Company has the right to change the current GMAB charge percentage for newly issued riders or if you step-up or renew your benefit period, but it will never exceed the maximum GMAB charge percentage which is 1.00%. The amount of the GMAB charge is calculated annually by multiplying the current annual GMAB charge percentage by the average monthly Contract Value for the prior year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the GMAB charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the minimum charge period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.

For examples of the operation of the GMAB, see Appendix A to this supplement.

FEDERAL TAX MATTERS

The following is added after the last sentence in the section captioned "Federal Tax Matters - Taxation of Annuities - Partial Withdrawals and Surrenders" on page 29 of your Prospectus.

However, if you purchase the GMWB rider and you take a withdrawal or other distribution from your Contract (and the Contract Value has not been reduced to zero or less), the amount in excess of the greater of:

     (1)  Contract Value, or

     (2) GMWB benefit basis or lifetime benefit basis over your investment in the Contract will be treated by us as a taxable distribution.

                                      * * *

If you have any questions, please contact your agent, or call our service center. Please retain this supplement with your MEMBERS Variable Annuity III Prospectus for your future reference.

                                   APPENDIX A

GMWB EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means:

     -    the benefit basis is $100,000;

     -    the remaining withdrawal amount is $100,000;

     -    the guaranteed annual withdrawal amount (GAWA) is $7,000;

     -    the lifetime benefit basis is $100,000; and

     -    the guaranteed annual lifetime withdrawal amount (GALWA) is $4,000.

EXAMPLE 1: Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

     - the benefit basis is $150,000, which is the prior benefit basis plus the additional purchase payment;

     - the remaining withdrawal amount is $150,000, which is the prior remaining withdrawal amount plus the additional purchase payment;

     -    the GAWA is $10,500, which is 7% of the new benefit basis;

     - the lifetime benefit basis is $150,000, which is the prior lifetime benefit basis plus the additional purchase payment; and

     -    the GALWA is $6,000, which is 4% of the new lifetime benefit basis.

EXAMPLE 2: Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,000) after the first contract anniversary.

     - the benefit basis is $100,000, this does not change because the withdrawal is less then the $7,000 GAWA;

     - the remaining withdrawal amount is $96,000, the prior remaining withdrawal amount minus the $4,000 guaranteed withdrawal;

     - the GAWA is $7,000, this does not change because the withdrawal is less then the $7,000 GAWA;

     - the lifetime benefit basis is $100,000, this does not change because the guaranteed withdrawal does not exceed the $4,000 GALWA; and

     - the GALWA is $4,000, this does not change because the guaranteed withdrawal does not exceed the $4,000 GALWA.

EXAMPLE 3: Starting with the Base Assumptions, the Owner withdraws the GAWA ($7,000) after the first contract anniversary and contract value is $110,000 at the time of the withdrawal.

     - The benefit basis is $100,000, this does not change because the withdrawal does not exceed the $7,000 GAWA;

     - The remaining withdrawal amount is $93,000, the prior remaining guaranteed withdrawal amount minus the $7,000 withdrawal;

     - The GAWA is $7,000, this does not change because the guaranteed withdrawal does not exceed the $7,000 GAWA;

     - the lifetime benefit basis is adjusted to $93,000 since the guaranteed withdrawal exceeds the $4,000 GALWA, this value is adjusted to be the lesser of (1) or (2) below:

          1. the prior lifetime benefit basis less the withdrawal: $100,000 - $7,000 = $93,000; or

          2. the Contract Value after the withdrawal: $110,000 - $7,000 = $103,000.

     -    The GALWA is $3,720, which is 4% of the new lifetime benefit basis.

EXAMPLE 4: Starting with the Base Assumptions, the owner withdraws $50,000 and contract value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The benefit basis is adjusted to $50,000 since the guaranteed withdrawal exceeds the $7,000 GALWA. The adjusted value is calculated as the lesser of (1) or (2) below:

          1. The prior benefit basis less the withdrawal: $100,000 - $50,000 = $50,000; or

          2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.

     - The remaining withdrawal amount is adjusted to $50,000 since the guaranteed withdrawal exceeds the $7,000 GAWA. The adjustment is calculated as the lesser of (1) or (2) below:

          1.   The prior remaining withdrawal amount less the withdrawal:
               $100,000 - $50,000 = $50,000; or

          2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.

     -    The GAWA is $3,500, which is 7% of the new benefit basis;

     - The lifetime benefit basis is adjusted to $50,000 since the guaranteed withdrawal exceeds the $4,000 GALWA. The adjusted amount is the lesser of (1) or (2) below:

          1. The prior lifetime benefit basis less the withdrawal: $100,000 - $50,000 = $50,000; or

          2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.

     -    The GALWA is $2,000, which is 4% of the new lifetime benefit basis.

EXAMPLE 5: Starting with the Base Assumptions, the owner withdraws $50,000 and contract value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The benefit basis is adjusted to $30,000 since the guaranteed withdrawal exceeds the $7,000 GALWA. The adjusted basis is the lesser of (1) or (2) below:

          1. The prior benefit basis less the withdrawal: $100,000 - $50,000 = 50,000; or

          2.   The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000.

     - The remaining withdrawal amount is adjusted to $30,000 since the guaranteed withdrawal exceeds the $7,000 GAWA. The value is adjusted to be the lesser of (1) or (2) below:

          1.   The prior remaining withdrawal amount less the withdrawal:
               $100,000 - $50,000 = $50,000; or

          2.   The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000.

     -    The GAWA is $2,100, which is 7% of the new benefit basis;

     - The lifetime benefit basis is adjusted to $30,000 since the guaranteed withdrawal exceeds the $4,000 GALWA. The adjusted value is the lesser of (1) or (2) below:

          1. The prior lifetime benefit basis less the withdrawal: $100,000 - $50,000 = $50,000; or

          2.   The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000

     -    The GALWA is $1,200, which is 4% of the new lifetime benefit basis.

GMAB EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means the benefit basis is $100,000.

EXAMPLE 1: The Owner makes an additional purchase payment of $50,000 within the window period. The benefit basis is $150,000, which is the prior benefit basis plus the additional purchase payment.

EXAMPLE 2: Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the benefit basis is $50,000 which is the greater of:

          -    The withdrawal of $50,000; or

          - The proportion of the benefit basis withdrawn of $33,333.33. This is calculated as which is (1) divided by (2) with the result multiplied by (3):

               1.   partial withdrawal amount: $50,000;

               2.   Contract Value immediately prior to the withdrawal: $150,000

               3.   the benefit basis immediately prior to the withdrawal:
                    $100,000

          - So the proportion of the benefit basis withdrawn: ($50,000 / $150,000)*$100,000 = $33,333.33

     - Therefore the benefit basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3: Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the benefit basis is $50,000 which is the greater of:

          -    The prior benefit basis less the withdrawal of $50,000; or

          - The proportion of the benefit basis withdrawn of $33,333.33. This is calculated as which is (1) divided by (2) with the result multiplied by (3):

               4.   partial withdrawal amount: $50,000;

               5.   Contract Value immediately prior to the withdrawal: $80,000

               6.   the benefit basis immediately prior to the withdrawal:
                    $100,000

          - So the proportion of the benefit basis withdrawn: ($50,000 / $80,000)*$100,000 = $62,500

     - Therefore the benefit basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

                          MEMBERS VARIABLE ANNUITY III

                       STATEMENT OF ADDITIONAL INFORMATION

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                2000 Heritage Way
                               Waverly, Iowa 50677
                                 (800) 798-5500

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

         Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information ("SAI") contains additional information to that already provided in the Prospectus for the individual flexible premium deferred variable annuity contract (the "Contract") offered by CUNA Mutual Life Insurance Company (the "Company").

This SAI is not a Prospectus, and it should be read only in conjunction with the Prospectus for the following


         MEMBERS Variable Annuity III Contract, dated January 16, 2006.


The Prospectus for the Contract is dated the same as this SAI. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.


                                January 16, 2006

                                TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS..............................................   1
   The Contract.............................................................   1
   Incontestability.........................................................   1
   Misstatement of Age or Gender............................................   1
   Participation............................................................   1
   Section 403(b) Contract Loans............................................   1
   Loan Amounts.............................................................   1
   Loan Processing..........................................................   1
   Loan Interest............................................................   1
PRINCIPAL UNDERWRITER.......................................................   2
VARIABLE INCOME PAYMENTS....................................................   3
   Assumed Investment Rate..................................................   3
   Amount of Variable Income Payments.......................................   3
   Income Unit Value........................................................   3
OTHER INFORMATION...........................................................   4
EXPERTS.....................................................................   4
FINANCIAL STATEMENTS........................................................   4

ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. The Company will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

INCONTESTABILITY

The Company will not contest the Contract.

MISSTATEMENT OF AGE OR GENDER

If the age or gender (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and gender (if applicable).

PARTICIPATION

The Contract may participate in the Company's divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Annuity Date would be paid with each income payment.

SECTION 403(B) CONTRACT LOANS

LOAN AMOUNTS

Generally, Owners of Contracts issued in connection with Code Section 403(b) retirement programs may borrow up to the lesser of (1) the maximum loan permitted under the Code, or (2) 100% of the Surrender Value of their Contract unless a lower minimum is required by law. Loans in excess of the maximum amount permitted under the Code may be treated as a taxable distribution rather than a loan and could cause disqualification of a Section 403(b) contract. The Owner should consult a tax adviser to determine the maximum 403(b) loan permitted under the Contract. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with the applicable requirements of the Code. The Company will only make Contract loans after approving a written request by the Owner. The written consent of all irrevocable beneficiaries must be obtained before a loan will be given. Loans are not permitted in connection with 403(b) retirement programs that are subject to the provisions of Title I of the Employee Retirement Income Security Act of 1974.

LOAN PROCESSING

When a loan is made, the Company transfers an amount equal to the amount borrowed from the Variable Contract Value or Fixed Contract Value to the Loan Account. The Loan Account is part of the Company's General Account and Contract Value in the Loan Account does not participate in the investment experience of any Subaccount or Fixed Account Option. The Owner must indicate in the loan application from which Subaccount or Fixed Account Option, and in what amounts, Contract Value is to be transferred to the Loan Account. Loans may be repaid by the Owner at any time before the Payout Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Fixed Period(s) as requested by the Owner. Any transfer to a Fixed Period must be at least $1,000. A request to transfer less will be transferred to the Money Market Subaccount. Loan repayments are not allowed to the DCA One Year Fixed Period. Amounts transferred from the Fixed Amount to the Loan Account may be subject to a market value adjustment.

LOAN INTEREST

The Company charges interest on Contract loans at an effective annual rate of 6.5%. The Company pays interest on the Contract Value in the Loan Account at rates it determines from time to time but never less than an effective annual rate of 3.0%. This rate may change at the Company's discretion and Owners should request current interest rate information from the Company. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value to the Loan Account This transfer will therefore increase the loan amount.

ADDITIONAL LOAN TERMS AND LOAN DEFAULT

If at any time the loan amount causes the Surrender Value to be equal to or less than zero, the Contract will be in default. In this event, the Company will send a written notice of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 60 days, from the day the notice is mailed, to pay the stated amount. If the Company does not receive the required loan payment within 60 days, it will terminate the Contract without value. Principal and interest must be repaid in substantially level payments made no less frequently than quarterly over a five-year period (or, if the loan is used to acquire the Owner's principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70-1/2). The Owner is allowed a 60-day grace period from the end of quarter installment due date. If the amount due by the end of the quarter is not received within the grace period, a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code section 403(b).

EFFECT OF DEATH ON LOAN

Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Variable Account does not apply to the portion of the Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

PRINCIPAL UNDERWRITER

The Contract is offered to the public on a continuous basis. The Company anticipates continuing to offer the Contract, but reserves the right to discontinue the offering.

CUNA Brokerage Services, Inc., ("CUNA Brokerage"), the Company, serves as principal underwriter for the Contract. CUNA Brokerage is a Iowa corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CUNA Brokerage is an indirect, wholly owned subsidiary of the Company, and is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. CUNA Brokerage offers the Contract through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as the Company's insurance agents.

CUNA Brokerage received sales compensation with respect to the Contract in the following amounts during the periods indicated:





              Aggregate Amount of Commissions Paid to   Aggregate Amount of Commissions Retained by CUNA Brokerage After
Fiscal Year               CUNA Brokerage*                     Payments to its Registered Persons and Selling Firms
-----------   ---------------------------------------   ----------------------------------------------------------------
   2005                   $14,236,474.47                                         $427,094.23


CUNA Brokerage passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contract. However, under the distribution agreement with CUNA Brokerage, the Company may pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contract. The Company also pays for CUNA Brokerage's operating and other expenses.

The Company may pay certain selling firms additional amounts for: (1) sales promotions relating to the Contract; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. The Company and/or CUNA Brokerage may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. During the last fiscal year, in conjunction with CUNA Brokerage, the Company paid the one selling firm the amount shown below in addition to sales commissions.





Name of Selling Firm and Principal
         Business Address            Aggregate Amount Paid During Last Fiscal Year   For
----------------------------------   ---------------------------------------------   ---
XCU Capital Corporation                                 $12.500                      Attendance at Annual
5962 LaPlace Court, Suite 210                                                        Sales Meeting
Carlsbad, CA 92008

VARIABLE INCOME PAYMENTS

ASSUMED INVESTMENT RATE

The discussion concerning the amount of variable income payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. THIS RATE DOES NOT BEAR ANY RELATIONSHIP TO THE ACTUAL NET INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT OR OF ANY SUBACCOUNT.

AMOUNT OF VARIABLE INCOME PAYMENTS

The amount of the first variable income payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable income payment as of the Payout Date, the Income Payout Option selected, and the age and gender (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first income payment under each Income Payout Option for each $1,000 applied at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable income payment derived from a Subaccount is divided by the Income Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Income Units for Income Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable income payment derived from each Subaccount is determined by multiplying the number of Income Units of that Subaccount attributable to that Contract by the value of such Income Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Income Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable income payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of income payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable income payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first income payment in the next year will be approximately 1 1/2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first income payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Income Payments" in the Prospectus.)

INCOME UNIT VALUE

The value of an Income Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Variable Contract Value" in the Prospectus.) The Income Unit value for each Subaccount's first Valuation Period was set at $100. The Income Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

     (1)  is the Accumulation Unit value for the current Valuation Period;

     (2) is the Accumulation Unit value for the immediately preceding Valuation Period;

     (3) is the Income Unit value for the immediately preceding Valuation Period; and

     (4) is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable income payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Income Unit value and the amount of several variable income payments based on one Subaccount.

ILLUSTRATION OF CALCULATION OF INCOME UNIT VALUE
------------------------------------------------
1. Accumulation Unit value for current Valuation Period                       12.56

2. Accumulation Unit value for immediately preceding Valuation Period         12.55

3. Income Unit value for immediately preceding Valuation Period              103.41

4. Factor to compensate for the assumed investment rate of 3.5%          0.99990575

5. Income Unit value of current Valuation Period ((1)/(2)) x (3) x (4)       103.48

ILLUSTRATION OF VARIABLE INCOME PAYMENTS
----------------------------------------
1.  Number of Accumulation Units at Annuity Date                           1,000.00
2.  Accumulation Unit value                                              $    18.00
3.  Adjusted Contract Value (1) x (2)                                    $18,000.00
4.  First monthly income payment per $1,000 of adjusted Contract Value   $     5.63
5.  First monthly income payment (3) x (4) / 1,000                       $   101.34
6.  Income Unit value                                                    $    98.00
7.  Number of Income Units (5) / (6)                                          1.034
8.  Assume Income Unit value for second month equal to                   $    99.70
9.  Second monthly income payment (7) x (8)                              $   103.09
10. Assume Income Unit value for third month equal to                    $    95.30
11. Third monthly income payment (7) x (10)                              $    98.54

OTHER INFORMATION

A registration statement ("Registration Statement") has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this SAI. Not all the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this SAI. Statements contained in this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

EXPERTS





The financial statements of the subaccounts comprising the CUNA Mutual Life Variable Annuity Account as of December 31, 2004 and for the period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 111 S. Wacker Drive, Chicago IL, 60606.






The financial statements of CUNA Mutual Life Insurance Company as of December 31, 2004 and for the year then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 111 S. Wacker Drive, Chicago IL, 60606.



The (i) the consolidated balance sheet of the Company as of December 31, 2003 and the consolidated statements of income, comprehensive income, changes in policyholders' surplus and cash flows for each of the two years in the period then ended, included herein and elsewhere in the Registration Statement have been included in reliance upon the reports of PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, independent accountants, and upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The Company's financial statements and the financial statements of the Variable Account are contained in this Statement of Information ("SAI"). The Company's financial statements should be distinguished from the Variable Account's financial statements and you should consider the Company's financial statements only as bearing upon its ability to meet its obligations under the Policies.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
          STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

                                                                   MONEY                   HIGH                  GROWTH AND
                                                                  MARKET       BOND       INCOME     BALANCED   INCOME STOCK
                                                                SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                                ----------  ----------  ----------  ----------  ------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND (NOTE 2):
   Money Market Fund, 419,812 shares at net asset value
      of $1.00 per share (cost $419,812) .....................   $419,812   $       --   $     --   $       --   $       --
   Bond Fund, 184,557 shares at net asset value of
      $10.34 per share (cost $1,974,779) .....................         --    1,908,241         --           --           --
   High Income Fund, 67,921 shares at net asset value of
      $10.40 per share (cost $741,911) .......................         --           --    706,286           --           --
   Balanced Fund, 66,500 shares at net asset value of
      $19.11 per share (cost $1,275,639) .....................         --           --         --    1,270,611           --
   Growth and Income Stock Fund, 52,269 shares at net
      asset value of $30.47 per share (cost $1,579,224) ......         --           --         --           --    1,592,713
                                                                 --------   ----------   --------   ----------   ----------
      Total assets ...........................................    419,812    1,908,241    706,286    1,270,611    1,592,713
                                                                 --------   ----------   --------   ----------   ----------

LIABILITIES:

Accrued adverse mortality and expense charges ................        292        1,278        514          891        1,024
Other accrued expenses .......................................         38          167         67          116          134
                                                                 --------   ----------   --------   ----------   ----------
      Total liabilities ......................................        330        1,445        581        1,007        1,158
                                                                 --------   ----------   --------   ----------   ----------
                                                                 $419,482   $1,906,796   $705,705   $1,269,604   $1,591,555
                                                                 ========   ==========   ========   ==========   ==========
CONTRACT OWNERS'EQUITY:

Contracts in accumulation period .............................   $419,482   $1,906,796   $705,705   $1,269,604   $1,591,555
Contracts in annuitization period ............................         --           --         --           --           --
                                                                 --------   ----------   --------   ----------   ----------
      Total contract owners'equity ...........................   $419,482   $1,906,796   $705,705   $1,269,604   $1,591,555
                                                                 ========   ==========   ========   ==========   ==========

                 See accompanying Notes to Financial Statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
    STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004 (CONTINUED)

                                                                      CAPITAL                 MULTI-CAP
                                                                   APPRECIATION    MID-CAP     GROWTH      GLOBAL    INTERNATIONAL
                                                                       STOCK        STOCK       STOCK    SECURITIES      STOCK
                                                                    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                                                   ------------  ----------  ----------  ----------  -------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND (NOTE 2):
   Capital Appreciation Stock Fund, 136,751 shares at net
      asset value of $19.68 per share (cost $2,688,846) .........   $2,691,551    $     --    $     --    $     --      $     --
   Mid-Cap Stock Fund, 56,636 shares at net asset value
      of $16.58 per share (cost $936,347) .......................           --     939,217          --          --            --
   Multi-Cap Growth Stock Fund, 87,380 shares at net
      asset value of $6.80 per share (cost $589,137) ............           --          --     594,559          --            --
   Global Securities Fund, 17,595 shares at net asset value of
      $11.49 per share (cost $196,606) ..........................           --          --          --     202,204            --
   International Stock Portfolio, 28,252 shares at net asset
      value of $11.36 per share (cost $313,827) .................           --          --          --          --       320,829
                                                                    ----------    --------    --------    --------      --------
      Total assets ..............................................    2,691,551     939,217     594,559     202,204       320,829
                                                                    ----------    --------    --------    --------      --------

LIABILITIES:

   Accrued adverse mortality and expense charges ................        1,020         615         402         133           211
   Other accrued expenses .......................................          133          80          53          17            28
                                                                    ----------    --------    --------    --------      --------
      Total liabilities .........................................        1,153         695         455         150           239
                                                                    ----------    --------    --------    --------      --------
                                                                    $2,690,398    $938,522    $594,104    $202,054      $320,590
                                                                    ==========    ========    ========    ========      ========
CONTRACT OWNERS'EQUITY:

Contracts in accumulation period ................................   $2,690,398    $938,522    $594,104    $202,054      $320,590
Contracts in annuitization period ...............................           --          --          --          --            --
                                                                    ----------    --------    --------    --------      --------
      Total contract owners'equity ..............................   $2,690,398    $938,522    $594,104    $202,054      $320,590
                                                                    ==========    ========    ========    ========      ========

                 See accompanying Notes to Financial Statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
  STATEMENTS OF OPERATIONS FOR THE PERIOD OCTOBER 11, 2004 TO DECEMBER 31, 2004

                                                                MONEY                   HIGH                  GROWTH AND
                                                               MARKET       BOND       INCOME     BALANCED   INCOME STOCK
                                                             SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                             ----------  ----------  ----------  ----------  ------------
INVESTMENT INCOME (LOSS):
   Dividend income ........................................    $ 450      $ 70,097    $ 40,971    $27,701      $21,985
   Mortality and expense charges (note 3) .................     (314)       (1,404)       (587)    (1,031)      (1,137)
   Administrative charges (note 3) ........................      (41)         (183)        (77)      (135)        (148)
                                                               -----      --------    --------    -------      -------
   Net investment income (loss) ...........................       95        68,510      40,307     26,535       20,700
                                                               -----      --------    --------    -------      -------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares ............       --            --          --          2           --
   Realized gain distributions ............................       --            --          --         --           --
                                                               -----      --------    --------    -------      -------
   Net realized gain (loss) on investments ................       --            --          --          2           --
                                                               -----      --------    --------    -------      -------

NET CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
   ON INVESTMENTS .........................................       --       (66,537)    (35,624)    (5,029)      13,489
                                                               -----      --------    --------    -------      -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .............................................    $  95      $  1,973    $  4,683    $21,508      $34,189
                                                               =====      ========    ========    =======      =======

                                                               CAPITAL                 MULTI-CAP
                                                            APPRECIATION    MID-CAP     GROWTH      GLOBAL    INTERNATIONAL
                                                                STOCK        STOCK       STOCK    SECURITIES      STOCK
                                                             SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                                            ------------  ----------  ----------  ----------  -------------
INVESTMENT INCOME (LOSS):
   Dividend income .......................................    $17,774       $ 8,179    $   181      $  404       $ 3,764
   Mortality and expense charges (note 3) ................     (1,047)         (656)      (437)       (135)         (225)
   Administrative charges (note 3) .......................       (136)          (86)       (57)        (17)          (29)
                                                              -------       -------    -------      ------       -------
   Net investment income (loss) ..........................     16,591         7,437       (313)        252         3,510
                                                              -------       -------    -------      ------       -------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares ...........         --            --         --          --            --
   Realized gain distributions ...........................         --        13,212      6,717          --            --
                                                              -------       -------    -------      ------       -------
   Net realized gain (loss) on investments ...............         --        13,212      6,717          --            --
                                                              -------       -------    -------      ------       -------

NET CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
   ON INVESTMENTS ........................................      2,705         2,871      5,422       5,598         7,002
                                                              -------       -------    -------      ------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ............................................    $19,296       $23,520    $11,826      $5,850       $10,512
                                                              =======       =======    =======      ======       =======

                 See accompanying Notes to Financial Statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
       STATEMENTS OF CHANGES IN NET ASSETS FOR THE PERIOD OCTOBER 11, 2004
                              TO DECEMBER 31, 2004

                                                                            MONEY MARKET     BOND
                                                                             SUBACCOUNT   SUBACCOUNT
                                                                            ------------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ..........................................    $     95    $   68,510
   Net realized gain (loss) on investments ...............................          --            --
   Net change in unrealized appreciation or (depreciation)
      on investments .....................................................          --       (66,537)
                                                                              --------    ----------
      Net increase (decrease) in net assets from operations ..............          95         1,973
                                                                              --------    ----------

CONTRACT TRANSACTIONS:
   Payments received from contract owners ................................     428,199     1,940,026
   Transfers between subaccounts (including fixed accounts), net .........       4,269       (35,203)
   Transfers for contract benefits and terminations ......................     (13,081)           --
   Contract charges and fees .............................................          --            --
                                                                              --------    ----------
      Net increase (decrease) in net assets from contract transactions ...     419,387     1,904,823
                                                                              --------    ----------
   Total increase (decrease) in net assets ...............................     419,482     1,906,796

NET ASSETS:
   Beginning of period ...................................................          --            --
                                                                              --------    ----------
   End of period .........................................................    $419,482    $1,906,796
                                                                              ========    ==========

                                                                            HIGH INCOME   BALANCED
                                                                             SUBACCOUNT  SUBACCOUNT
                                                                            -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ..........................................   $ 40,307    $   26,535
   Net realized gain (loss) on investments ...............................         --             2
   Net change in unrealized appreciation or (depreciation)
      on investments .....................................................    (35,624)       (5,029)
                                                                             --------    ----------
      Net increase (decrease) in net assets from operations ..............      4,683        21,508
                                                                             --------    ----------

CONTRACT TRANSACTIONS:
   Payments received from contract owners ................................    700,936     1,240,877
   Transfers between subaccounts (including fixed accounts), net .........         86         7,219
   Transfers for contract benefits and terminations ......................         --            --
   Contract charges and fees .............................................         --            --
                                                                             --------    ----------
      Net increase (decrease) in net assets from contract transactions ...    701,022     1,248,096
                                                                             --------    ----------
   Total increase (decrease) in net assets ...............................    705,705     1,269,604

NET ASSETS:
   Beginning of period ...................................................         --            --
                                                                             --------    ----------
   End of period .........................................................   $705,705    $1,269,604
                                                                             ========    ==========

                 See accompanying Notes to Financial Statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
     STATEMENTS OF CHANGES IN NET ASSETS FOR THE PERIOD OCTOBER 11, 2004 TO
                          DECEMBER 31, 2004 (CONTINUED)

                                                                              GROWTH AND INCOME   CAPITAL APPRECIATION
                                                                               STOCK SUBACCOUNT     STOCK SUBACCOUNT
                                                                              -----------------   --------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ...........................................       $   20,700           $   16,591
   Net realized gain (loss) on investments ................................               --                   --
   Net change in unrealized appreciation or (depreciation)
      on investments ......................................................           13,489                2,705
                                                                                  ----------           ----------
      Net increase (decrease) in net assets from operations ...............           34,189               19,296
                                                                                  ----------           ----------
CONTRACT TRANSACTIONS:
   Payments received from contract owners .................................        1,531,486            2,665,290
   Transfers between subaccounts (including fixed accounts), net ..........           25,880                5,812
   Transfers for contract benefits and terminations .......................               --                   --
   Contract charges and fees ..............................................               --                   --
                                                                                  ----------           ----------
      Net increase (decrease) in net assets from contract transactions ....        1,557,366            2,671,102
                                                                                  ----------           ----------
   Total increase (decrease) in net assets ................................        1,591,555            2,690,398

NET ASSETS:
   Beginning of period ....................................................               --                   --
                                                                                  ----------           ----------
   End of period ..........................................................       $1,591,555           $2,690,398
                                                                                  ==========           ==========

                                                                             MID-CAP STOCK   MULTI-CAP GROWTH
                                                                               SUBACCOUNT    STOCK SUBACCOUNT
                                                                             -------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ..........................................      $  7,437         $   (313)
   Net realized gain (loss) on security transactions .....................        13,212            6,717
   Net change in unrealized appreciation or (depreciation)
      on investments .....................................................         2,871            5,422
                                                                                --------         --------
      Net increase (decrease) in net assets from operations ..............        23,520           11,826
                                                                                --------         --------
CONTRACT TRANSACTIONS:
   Payments received from contract owners ................................       903,834          579,611
   Transfers between subaccounts (including fixed accounts), net .........        11,168            2,667
   Transfers for contract benefits and terminations ......................            --               --
   Contract charges and fees .............................................            --               --
      Net increase (decrease) in net assets from contract transactions ...       915,002          582,278
                                                                                --------         --------
   Total increase (decrease) in net assets ...............................       938,522          594,104

NET ASSETS:
   Beginning of period ...................................................            --               --
                                                                                --------         --------
   End of period .........................................................      $938,522         $594,104
                                                                                ========         ========

                 See accompanying Notes to Financial Statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
     STATEMENTS OF CHANGES IN NET ASSETS FOR THE PERIOD OCTOBER 11, 2004 TO
                          DECEMBER 31, 2004 (CONTINUED)

                                                                              GLOBAL SECURITIES   INTERNATIONAL STOCK
                                                                                  SUBACCOUNT           SUBACCOUNT
                                                                              -----------------   -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)  ..........................................        $    252             $  3,510
   Net realized gain (loss) on investments ................................              --                   --
   Net change in unrealized appreciation or (depreciation)
      on investments ......................................................           5,598                7,002
                                                                                   --------             --------
      Net increase (decrease) in net assets from operations ...............           5,850               10,512
                                                                                   --------             --------
CONTRACT TRANSACTIONS:
   Payments received from contract owners .................................         196,204              308,946
   Transfers between subaccounts (including fixed accounts), net ..........              --                1,132
   Transfers for contract benefits and terminations .......................              --                   --
   Contract charges and fees ..............................................              --                   --
                                                                                   --------             --------
      Net increase (decrease) in net assets from contract transactions ....         196,204              310,078
                                                                                   --------             --------
   Total increase (decrease) in net assets ................................         202,054              320,590

NET ASSETS:
   Beginning of period ....................................................              --                   --
                                                                                   --------             --------
   End of period ..........................................................        $202,054             $320,590
                                                                                   ========             ========

                 See accompanying Notes to Financial Statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
                          NOTES TO FINANCIAL STATEMENTS

(1)  ORGANIZATION

     The CUNA Mutual Life Variable Annuity Account (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Variable Account was established as a separate investment account within CUNA Mutual Life Insurance Company (the Company) to receive and invest net premiums paid under variable annuity contracts (Contracts).

     Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The net assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Contracts. The Company has the right to transfer to the general account any assets of the Variable Account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

     The Variable Account currently sells four variable annuity products. These financial statements include the MEMBERS Variable Annuity III product. This product became available for sale on October 11, 2004.

     The accompanying financial statements include only the Contract owner deposits applicable to the variable portions of the Contracts and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

     Investments

     The Variable Account currently is divided into ten subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund (Class Z shares), or any other open-end management investment company or unit investment trust in which a subaccount invests). The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     The Variable Account invests in shares of certain funds within the Ultra Series Fund, a management investment company of the series type with one or more funds. The Ultra Series Fund is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Ultra Series Fund currently has ten funds available as investment options under the Contracts. This fund company may, in the future, create additional funds or classes that may or may not be available as investment options under the Contracts. All of the funds became available for investment on October 11, 2004. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.

     MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. The Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society (CMIS). CMIS is joined in an agreement of permanent affiliation with the Company, and the companies have a common management team and board of directors.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     Investment Valuation

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Transactions are recorded on a trade date basis. Realized gains and losses from security transactions are reported on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Federal Income Taxes

     The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Variable Account to the extent the earnings are credited under the contracts. Accordingly, no charge for income tax is currently recorded to the Variable Account. If such taxes are incurred by the Company in the future, a charge to the Variable Account may be assessed.

     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  FEES AND CHARGES

     Contract Charges

     SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). At the time purchase payments are paid, no charge is deducted for sales expenses. However, a surrender charge is deducted upon surrender or partial withdrawal of purchase payments within 7 years of their being paid and, in certain circumstances, upon payment of a death benefit or the election of certain annuity payment options.

     For purchase payments withdrawn or surrendered within one year of having been paid, the charge is 7% of the amount of the payment withdrawn or surrendered. The surrender charge decreases by 1% for each full year that has elapsed since the purchase payment was made. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than 7 years prior to the withdrawal or surrender.

     Subject to certain restrictions for the first partial withdrawal (or surrender) in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the Contracts.

     ANNUAL CONTRACT FEE. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts an annual contract fee of $30 from the variable contract value. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a Contract except on a contract anniversary. The Company currently waives this fee for contracts with $25,000 or more of contract value.

     DEATH BENEFIT RIDER CHARGES. Optional death benefit riders are available on the contract. The Maximum Anniversary Value Death Benefit, 3% Annual Guarantee Death Benefit and Earnings Enhanced Death Benefit riders are available for issue ages 0 to 75. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.35% of average assets during the prior contract year.

     TRANSFER FEE. No charge is made for transfers. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a Contract year.

     PREMIUM TAXES. If state or other premium taxes are applicable to a Contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal,
     (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes.

     Variable Account Charges

     MORTALITY AND EXPENSE CHARGE. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Variable Account at an annual rate of 1.15%.

     ADMINISTRATIVE CHARGE. The Company deducts a daily administrative charge to compensate it for certain expenses it incurs in administration of the Contract. The charge is deducted from the assets of the Variable Account at an annual rate of 0.15%.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4)  PURCHASE AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

                                                            Purchases     Sales
                                                           -----------   -------
Money Market Fund ......................................   $   432,876   $13,064
Bond Fund ..............................................     1,974,779        --
High Income Fund .......................................       741,915         5
Balanced Fund ..........................................     1,275,730        92
Growth and Income Stock Fund ...........................     1,579,224        --
Capital Appreciation Stock Fund ........................     2,688,846        --
Mid-Cap Stock Fund .....................................       936,347        --
Multi-Cap Growth Stock Fund ............................       589,138        --
Global Securities Fund .................................       196,608        --
International Stock Portfolio ..........................       313,827        --
                                                           -----------   -------
                                                           $10,729,290   $13,161
                                                           ===========   =======

(5)  CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding for the years ended December 31, 2004 and 2003 were as follows:

                                   MONEY                     HIGH                    GROWTH AND
                                  MARKET        BOND        INCOME      BALANCED    INCOME STOCK
                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                ----------   ----------   ----------   ----------   ------------
Units outstanding at December
   31, 2003                            0            0            0             0             0
Units issued                      43,247      202,199       68,835       119,533       144,835
Units redeemed                    (1,308)     (11,055)           0             0             0
                                  ------      -------       ------       -------       -------
Units outstanding at December
   31, 2004                       41,939      191,144       68,835       119,533       144,835
                                  ======      =======       ======       =======       =======

                                   CAPITAL
                                APPRECIATION     MID-CAP      MULTI-CAP      GLOBAL     INTERNATIONAL
                                    STOCK         STOCK     GROWTH STOCK   SECURITIES       STOCK
                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                ------------   ----------   ------------   ----------   -------------
Units outstanding at December
   31, 2003                              0            0             0             0              0
Units issued                       253,559       87,095        53,327        18,621         28,569
Units redeemed                           0            0             0             0              0
                                   -------       ------        ------        ------         ------
Units outstanding at December
   31, 2004                        253,559       87,095        53,327        18,621         28,569
                                   =======       ======        ======        ======         ======

(6)  FINANCIAL HIGHLIGHTS

     The Variable Account sells four variable annuity products. The following table displays the financial information for each subaccount offered by the MEMBERS Variable Annuity III product.

                                    At December 31,              For the Year Ended December 31,
                           --------------------------------   ------------------------------------
                            Units      Unit      Net Assets   Investment(1)    Expense     Total
                           (000s)   Fair Value     (000s)      Income Ratio   Ratio(2)   Return(3)
                           ------   ----------   ----------   -------------   --------   ---------
MONEY MARKET SUBACCOUNT:
2004*                         42      $10.00       $  419          0.19%        1.30%      0.00%

BOND SUBACCOUNT:
2004*                        191      $ 9.98       $1,907          9.91%        1.30%     (0.20%)

HIGH INCOME SUBACCOUNT:
2004*                         69      $10.25       $  706         14.72%        1.30%      2.50%

BALANCED SUBACCOUNT:
2004*                        120      $10.62       $1,270          5.67%        1.30%      6.20%

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                  At December 31,              For the Year Ended December 31,
                                         --------------------------------   ------------------------------------
                                          Units      Unit      Net Assets   Investment(1)    Expense     Total
                                         (000s)   Fair Value     (000s)      Income Ratio   Ratio(2)   Return(3)
                                         ------   ----------   ----------   -------------   --------   ---------
GROWTH AND INCOME STOCK SUBACCOUNT:
2004*                                      145      $10.99       $1,592         4.08%         1.30%       9.90%

CAPITAL APPRECIATION STOCK SUBACCOUNT:
2004*                                      254      $10.61       $2,690         3.21%         1.30%       6.10%

MID-CAP STOCK SUBACCOUNT:
2004*                                       87      $10.78       $  939         2.36%         1.30%       7.80%

MULTI-CAP GROWTH STOCK SUBACCOUNT:
2004*                                       53      $11.14       $  594         0.09%         1.30%      11.40%

GLOBAL SECURITIES SUBACCOUNT:
2004*                                       19      $10.85       $  202         0.53%         1.30%       8.50%

INTERNATIONAL STOCK SUBACCOUNT:
2004*                                       29      $11.22       $  321         3.43%         1.30%      12.20%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation, if any, indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

* For the period of October 11, 2004 through December 31, 2004; all subaccounts were started with a $10.00 unit fair value.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Annuity Account
MEMBERS Variable Annuity III Product

We have audited the accompanying statements of assets and liabilities of the Money Market, Bond, High Income, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, Multi-Cap Growth Stock, Global Securities, and International Stock Subaccounts (the Subaccounts) comprising CUNA Mutual Life Variable Annuity Account (the Variable Account) of CUNA Mutual Life Insurance Company as of December 31, 2004, the related statements of operations and the statements of changes in net assets for the period October 11, 2004 (date of product introduction) to December 31, 2004. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Subaccounts of the CUNA Mutual Life Variable Annuity Account of CUNA Mutual Life Insurance Company as of December 31, 2004, the results of their operations and the changes in their net assets for the period October 11, 2004 (date of product introduction) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Chicago, Illinois

March 4, 2005

CUNA MUTUAL LIFE INSURANCE
COMPANY AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 AND 2003 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2004 AND INDEPENDENT
AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
CUNA Mutual Life Insurance Company:

We have audited the accompanying consolidated balance sheet of CUNA Mutual Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2004, and the related consolidated statements of operations, comprehensive income, changes in policyholders' surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such 2004 consolidated financial statements present fairly, in all material respects, the financial position of CUNA Mutual Life Insurance Company and its subsidiaries at December 31, 2004, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Chicago, Illinois

April 20, 2005

                         REPORT OF INDEPENDENT AUDITORS

    To the Board of Directors
    CUNA Mutual Life Insurance Company


    In our opinion, the accompanying consolidated balance sheet and related consolidated statements of income, comprehensive income, changes in policyholders' surplus and cash flows present fairly, in all material respects, the financial position of CUNA Mutual Life Insurance Company and its subsidiaries at December 31, 2003, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
    Milwaukee, Wisconsin
    April 8, 2004

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2004 and 2003
(000s omitted)

ASSETS                                                                           2004                2003
                                                                              ----------          ----------
Debt securities available for sale at fair value                              $2,856,986          $2,682,834
Equity securities available for sale at fair value                               199,317             125,124
Equity in unconsolidated affiliate                                                20,065              15,171
Mortgage loans                                                                   211,278             242,029
Real estate, at cost, less accumulated depreciation (2004 - $30,697;
  2003 - $27,890)                                                                 39,559              41,336
Policy loans                                                                      94,574              97,269
Short-term investments                                                           190,557             228,114
Other invested assets                                                             42,085              19,875
Cash and cash equivalents                                                         14,325              73,061

Total cash and investments                                                     3,668,746           3,524,813

Accrued investment income                                                         34,261              36,759
Reinsurance recoverable, net                                                     751,131             700,910
Deferred policy acquisition costs                                                256,771             234,429
Office properties, equipment and computer software, at cost, less
  accumulated depreciation (2004 - $40,113; 2003 - $38,258)                       11,346              13,941
Other assets and receivables                                                      20,912              19,916
Separate account assets                                                        4,001,641           3,472,382
                                                                              ----------          ----------

Total assets                                                                  $8,744,808          $8,003,150
                                                                              ==========          ==========

LIABILITIES AND POLICYHOLDERS' SURPLUS
Policyholder account balances                                                 $3,085,608          $2,943,568
Insurance reserves - life and health                                             822,430             764,828
Unearned premiums                                                                 30,077              29,630
Dividends payable to policyholders                                                12,159              14,362
Income taxes payable                                                              11,062               2,135
Deferred income tax liability                                                     36,570              27,586
Accrued postretirement benefit liability                                          29,199              28,386
Accrued pension liability                                                          4,820               4,662
Notes payable                                                                      5,921              15,977
Accounts payable and other liabilities                                           242,049             276,665
Separate account liabilities                                                   4,001,641           3,472,382
                                                                              ----------          ----------

Total liabilities                                                              8,281,536           7,580,181
                                                                              ----------          ----------

Accumulated other comprehensive income                                            58,997              59,068
Retained earnings                                                                404,275             363,901
                                                                              ----------          ----------

Total policyholders' surplus                                                     463,272             422,969
                                                                              ----------          ----------
Total liabilities and policyholders' surplus                                  $8,744,808          $8,003,150
                                                                              ==========          ==========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations
Years Ended December 31, 2004, 2003 and 2002
(000s omitted)

                                                                  2004           2003         2002
                                                                ---------     ---------     ---------
Revenues:
  Life and health premiums                                      $ 183,618     $ 159,857     $ 139,381
  Net investment income                                           157,434       156,816       145,337
  Net realized investment gains (losses)                           18,266        15,577       (29,545)
  Contract charges                                                 76,099        71,791        73,926
  Other income                                                     11,588         9,728         8,292
                                                                ---------     ---------     ---------

Total revenues                                                    447,005       413,769       337,391
                                                                ---------     ---------     ---------

Benefits and expenses:
  Life and health insurance claims and benefits                   152,181       139,578       113,424
  Interest credited to policyholder account balances               93,044        84,621        79,026
  Policyholder dividends                                           25,369        28,009        26,820
  Operating and other expenses                                    125,262       131,458       143,991
                                                                ---------     ---------     ---------

Total benefits and expenses                                       395,856       383,666       363,261
                                                                ---------     ---------     ---------

Income (loss) before income taxes and equity in
  net income of unconsolidated affiliate                           51,149        30,103       (25,870)

Income tax expense (benefit)                                       13,973         9,446       (20,454)
                                                                ---------     ---------     ---------

Income (loss) before equity in net income of
  unconsolidated affiliate                                         37,176        20,657        (5,416)

Equity in net income of unconsolidated affiliate,
  net of tax                                                        3,198         1,781           822
                                                                ---------     ---------     ---------

Net income (loss)                                               $  40,374     $  22,438     $  (4,594)
                                                                =========     =========     =========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2004, 2003 and 2002
(000s omitted)

                                                       2004          2003          2002
                                                     --------      --------      --------
Net income (loss)                                    $ 40,374      $ 22,438      $ (4,594)
                                                     --------      --------      --------

  Other comprehensive income (loss), net of tax:
    Unrealized net gains (losses) on investment
      securities:
      Unrealized net holding gains arising during
        period                                         15,726        28,840        22,645
      Applicable income tax expense on above           (5,504)      (10,094)       (7,926)
      Reclassification adjustment for net (gains)
        losses included in net income                 (15,836)      (10,909)       28,794
      Applicable income tax expense (benefit) on
        above                                           5,543         3,818       (10,078)
                                                     --------      --------      --------

Other comprehensive income (loss)                         (71)       11,655        33,435
                                                     --------      --------      --------

Comprehensive income                                 $ 40,303      $ 34,093      $ 28,841
                                                     ========      ========      ========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Policyholders' Surplus
Years Ended December 31, 2004, 2003 and 2002
(000s omitted)

                                                             2004            2003         2002
                                                           ---------      ---------     ---------
Retained earnings:
  Balance at beginning of year                             $ 363,901      $ 341,463     $ 346,057
  Net income (loss)                                           40,374         22,438        (4,594)
                                                           ---------      ---------     ---------

  Balance at end of year                                     404,275        363,901       341,463
                                                           ---------      ---------     ---------

Accumulated other comprehensive income:
  Unrealized investment gains:
    Balance at beginning of year                              59,068         47,413        13,978
    Unrealized gain (loss) on investment
     securities, net of tax (2004 - $(38); 2003 -
     $6,271; 2002 - $10,320)                                     (71)        11,655        33,435
                                                           ---------      ---------     ---------

    Balance at end of year                                    58,997         59,068        47,413
                                                           ---------      ---------     ---------

Total policyholders' surplus                               $ 463,272      $ 422,969     $ 388,876
                                                           =========      =========     =========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2004, 2003 and 2002
(000s omitted)

                                                        2004           2003           2002
                                                      ---------      ---------      ---------
Cash flows from operating activities:
  Net income (loss)                                   $  40,374      $  22,438      $  (4,594)
    Adjustments to reconcile net income (loss) to
     net cash provided by operating activities:
     Amortization of deferred policy acquisition
      costs                                              33,396         32,505         35,669
     Policy acquisition costs deferred                  (53,717)       (48,058)       (46,369)
     Depreciation of fixed assets                         5,880          6,326          5,818
     Deferred income taxes                                7,430         (4,742)         3,045
     Net realized investment (gains) losses             (18,266)       (15,577)        29,545
     Policyholder assessments on investment-
      type contracts                                    (22,435)       (22,260)       (21,815)
     Interest credited to policyholder account
      balances                                           93,044         84,621         79,026
     Amortization of bond premium and discount           10,720          8,823          1,284
     Other investment income                             (2,712)         3,066            484
     Equity in net income of unconsolidated
      affiliate                                          (3,198)        (1,781)          (822)
   Changes in other assets and liabilities:
     Accrued investment income                            2,498         (5,885)        (4,695)
     Other assets and receivables                        (7,077)           164        (10,558)
     Insurance reserves                                  57,602         94,734         22,850
     Unearned premiums                                   (1,258)          (815)        (1,437)
     Accrued income taxes                                 8,927          3,577        (21,125)
     Other liabilities                                     (983)       (29,373)       145,130
                                                      ---------      ---------      ---------

Net cash provided by operating activities             $ 150,225      $ 127,763      $ 211,436
                                                      ---------      ---------      ---------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2004, 2003 and 2002
(000s omitted)

                                                         2004            2003             2002
                                                     -----------      -----------      -----------
Cash flows from investing activities:
  Purchase of investments:
   Debt securities                                   $(1,331,845)     $(1,792,068)     $(1,350,286)
   Equity securities                                     (74,966)         (36,136)         (24,622)
   Mortgage loans                                         (3,499)               -                -
   Real estate                                            (1,410)          (1,176)          (1,228)
   Short-term investments                                (67,827)         (13,502)        (131,232)
  Proceeds on sale or maturity of investments:
   Debt securities                                     1,139,746        1,351,244          955,610
   Equity securities                                      18,670           11,940           26,119
   Mortgage loans                                         34,250           35,042           30,931
   Real estate                                               367                -                -
   Short-term investments                                 70,288            7,673           37,893
  Purchases of office properties, equipment and
   computer software                                        (416)            (541)          (5,672)
  Change in policy loans                                   2,695            2,753            1,253
  Other, net                                             (12,250)         (22,801)         (12,299)
                                                     -----------      -----------      -----------

Net cash used in investing activities                   (226,197)        (457,572)        (473,533)
                                                     -----------      -----------      -----------

Cash flows from financing activities:
  Deposits to policyholder account balances              418,562          765,847          564,364
  Withdrawals from policyholder account
   balances                                             (391,270)        (440,014)        (284,408)
  Change in notes payable                                (10,056)          14,751                -
                                                     -----------      -----------      -----------

Net cash provided by financing
  activities                                              17,236          340,584          279,956
                                                     -----------      -----------      -----------

Change in cash and cash equivalents                      (58,736)          10,775           17,859
Cash and cash equivalents at beginning of year            73,061           62,286           44,427
                                                     -----------      -----------      -----------

Cash and cash equivalents at end of year             $    14,325      $    73,061      $    62,286
                                                     ===========      ===========      ===========

Supplemental disclosures of cash information:
  Cash (refunded) paid during the year for
   income taxes, net of refunds                      $     2,383      $    10,612      $    (2,374)
                                                     ===========      ===========      ===========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(1)   NATURE OF BUSINESS

      CUNA Mutual Life Insurance Company ("CMLIC" or the "Company"), a mutual life insurance company domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital Advisors, Inc., a registered investment advisor and 100% of CMIA of Wisconsin, Inc., an insurance agency and holding company. CMIA of Wisconsin, Inc. owns 100% of League Insurance Agency.

      The Company is authorized to sell insurance in the District of Columbia and all states except New York. No single jurisdiction has a significant concentration of business.

(2)   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            BASIS OF PRESENTATION

      The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of CMLIC and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

            USE OF ESTIMATES

      The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, deferred policy acquisition costs and insurance reserves are most affected by the use of estimates and assumptions.

            INVESTMENTS OTHER THAN INVESTMENTS IN UNCONSOLIDATED AFFILIATES

      Investments in debt securities, including bonds and redeemable preferred stocks, are classified as available for sale and are carried at fair value. Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry survey values or internal estimates. These assumptions are consistent with the current interest rate environment. The retrospective adjustment method is used to value all such securities.

      Investments in equity securities, including common stocks and nonredeemable preferred stocks, are classified as available for sale and are reported at fair value.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      Unrealized gains and losses on investments in debt and equity securities, net of deferred federal income taxes, are included in accumulated other comprehensive income as a separate component of policyholders' surplus.

      Debt and equity securities are considered impaired, and their cost basis is written down to fair value and a realized investment loss recorded, when management expects a decline in value to persist (i.e., the decline is other than temporary). In determining whether an unrealized loss is expected to be temporary, the Company considers severity of impairment, duration of impairment, financial position of the issuer, and the intent and ability of the Company to hold the investment until the fair value has recovered.

      Mortgage loans held for investment are carried at their aggregate unpaid principal balance, net of valuation allowances. Valuation allowances are provided when a mortgage loan becomes impaired. Impairment is determined when it becomes probable the Company will be unable to collect the total contractual amounts due. Impairments are recorded as realized investment losses and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral.

      Investments in real estate are carried at cost net of accumulated depreciation. The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment losses.

      Policy loans are reported at their unpaid principal balance.

      Short-term investments, including the reinvestment of cash collateral received for securities lending transactions, are reported at amortized cost, which approximates fair value.

      Other invested assets include investments in limited partnerships and derivatives carried at fair value, as well as receivables resulting from investment transactions.

      Interest income is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income reflects amortization of premiums and accrual of discounts on an effective-yield basis, based upon expected cash flows. Other sources of investment income include real estate operations and derivative activity. Realized gains and losses on the sale of investments are determined based upon the specific identification method.

            DERIVATIVE FINANCIAL INSTRUMENTS

      The Company uses derivative instruments, such as interest rate swaps and caps, total return swaps, foreign currency futures, bond and stock index futures, and purchased and written options to help maximize risk adjusted investment returns; reduce interest rate risks of long term assets; control exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Derivatives are stated in the

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      consolidated balance sheets at estimated fair value. Changes in fair value are reported in net income, as are gains and losses at termination.

      CMLIC uses hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Under hedge accounting, changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in net income.

            EQUITY IN UNCONSOLIDATED AFFILIATE

      Equity in unconsolidated affiliate represents CMLIC's 50% ownership of the common stock of MEMBERS Capital Advisors, Inc., and is accounted for using the equity method.

            CASH AND CASH EQUIVALENTS

      Cash and cash equivalents include deposits in financial institutions, U.S. Treasury bills, money market instruments, and commercial paper with original maturities under 90 days, which are not otherwise restricted.

            OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

      Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years, while for office properties it is generally twenty years.

            DEFERRED ACQUISITION COSTS

      The costs of acquiring new business that vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and similar selling expenses, premium taxes, sales costs, and certain policy issuance and underwriting costs. For investment contracts and universal life-type products, these deferred acquisition costs are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment, and expense margins. Deferred acquisition costs on participating insurance contracts are amortized over the life of the book of participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized. For other term life and whole life insurance products, deferred acquisition costs are amortized in relation to expected premiums. For universal life-type, investment and participating insurance contracts, the deferred policy acquisition cost asset is adjusted for the impact on estimated gross profits or gross margins of net unrealized gains and losses on investment securities.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

            SEPARATE ACCOUNTS

      The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the separate accounts. Separate account assets are carried at fair value. Separate account liabilities primarily represent the contractholders' claims to the related assets.

      Separate account contract fee income consists of charges for maintenance, administration, cost of insurance and surrender of the contract prior to the contractually specified dates and are reflected in contract charges. Investment income and realized and unrealized investment gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contractholders and therefore, are not included in the Company's consolidated statements of operations. Deposits to the separate accounts are not included in consolidated cash flows. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

      Substantially all of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

      Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or specified contract anniversary date, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives.

            POLICYHOLDER ACCOUNT BALANCES

      The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 2.45% to 6.47% in 2004 and 3.16% to 5.72% in 2003. Future
      minimum guaranteed interest rates during the life of the contracts vary from 1.5% to 4.5%.

            INSURANCE RESERVES

      For traditional participating products, future policy benefit reserves are computed using the net level premium method. Mortality and interest rates used are those guaranteed in calculating the cash surrender values. Mortality rates are based on statutory valuation tables and interest rates vary from 2.5% to 5.5%. No provision is made for adverse deviation.

      For other term life and whole life products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals, and expenses. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      assumptions range from 8.0% to 5.5%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption when deemed necessary.

      For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 4.0% to 9.5%.

      The Company offers various death benefit guarantees to variable annuity contractholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. Liabilities for variable contract death benefit guarantees are included in policyholder account balances.

      Pursuant to the adoption of Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Traditional Long-Duration Contracts and for Separate Accounts" in 2004, the liability for death benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The establishment of reserves for those guarantees requires the projection of future separate account fund performance, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the current guaranteed minimum death benefit payments in excess of the current account balance. Adoption of this Statement of Position did not have a material impact on the Company's consolidated balance sheet or statement of operations.

            REVENUE, BENEFIT, AND EXPENSE RECOGNITION

      Term life and whole life insurance premiums are recognized as premium income when due. Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). Related policy benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

      Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenue for investment contracts consists of net investment income as well as policy fees assessed against the policyholder account balance such as administration and surrender charges, which are recorded as contract charges in the accompanying consolidated financial statements. Expenses consist of interest credited to contracts, benefits incurred in the period in excess of related policyholder account balances and policy maintenance costs.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated financial statements, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance, and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in the period in excess of related policyholder account balances.

      Profits from investment contract and universal life-type policies are recognized in relation to the expected gross profit stream of the product (fees, charges, and investment income reduced by related expenses).

            INCOME TAXES

      The provision for income taxes includes amounts currently payable and deferred income taxes, which result from differences between financial reporting and tax bases of assets and liabilities. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted.

            BENEFIT PLANS

      The Company recognizes costs for its defined benefit pension plans and postretirement benefits on an accrual basis as employees perform services to earn the benefits. Postretirement benefits are generally funded on a pay-as-you-go basis. The cost of benefits provided to former or inactive employees after employment but before retirement are recognized during an employee's service years if they meet certain requirements.

            REINSURANCE

      Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the underlying direct policies ceded and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported net in the statements of operations. A receivable is recorded for the portion of benefits paid that are reinsured and a reinsurance recoverable is recorded for insurance reserves reinsured and a prepaid reinsurance asset is recorded for unearned premiums that relate to policies that have been reinsured.

            FOREIGN EXCHANGE

      The Company's financial statements are impacted by changes in foreign currency exchange rates on investment holdings denominated in foreign currency. The foreign exchange impact of investment holdings classified as available for sale are included with unrealized investment gains in accumulated other comprehensive income as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and losses in the Company's consolidated statements of operations.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

            FAIR VALUE OF FINANCIAL INSTRUMENTS

      Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows.

      Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from the disclosure requirements. In addition, the tax ramifications of the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

      The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

      Cash and Cash Equivalents, Short-term Investments, and Accrued Investment
      Income: the carrying amounts for these instruments approximate their fair values due to their short term nature.

      Policy Loans: policy loans are considered an integral part of the underlying insurance policies. Because policy loans are often repaid by reducing policy benefits and due to their variable maturity dates, it is not practicable to estimate their fair value.

      Investment Securities: fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values of equity securities are based on quoted market prices.

      Mortgage Loans: the fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

      Derivative Financial Instruments: the fair value of derivatives is based upon an estimate, using discounted cash flow techniques, of the amount which would be required to close the derivative position given the current market environment, or upon broker quotes. Fair values for derivatives traded on an exchange are based on quoted market prices.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      Investment-Type Contracts: the fair value of the Company's liabilities under investment-type insurance contracts such as annuities and other policyholder deposit contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments.

      Notes Payable: the short-term note payable has a variable interest rate and the carrying amount is a reasonable estimate of fair value. The other note payable is discounted using cash flow techniques as described for mortgage loans.

            EMERGING ACCOUNTING MATTERS

      In 2003, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 46R, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51" ("FIN 46R"). FIN 46R provides guidance to identify variable interest entities ("VIEs") and requires consolidation by their primary beneficiary. A VIE is defined as an entity in which either
      1) the equity investors, if any, do not have a controlling financial interest, or 2) the equity investment at risk is insufficient to finance that entity's activities without receiving additional subordinated financial support from other parties. An enterprise whose investment in a VIE absorbs the majority of the VIE's expected losses or receives a majority of its expected residual returns is considered a primary beneficiary, although not all VIEs will have a primary beneficiary. FIN 46R is not effective until 2005 for non-public entities and implementation is not expected to have a material impact on the Company's consolidated balance sheet.

      In March 2004, the Emerging Issues Task Force ("EITF") reached a final consensus on EITF 03-1, which was to be effective for fiscal periods beginning after June 15, 2004. EITF 03-1 requires that when the fair value of an investment security is less than its cost basis an impairment exists for which determination must be made as to whether the impairment is temporary or other than temporary. In September 2004, the FASB issued, and the Company adopted, FSP EITF Issue 03-1-1, which deferred the effective date of the impairment measurement and recognition provisions contained in paragraphs 10-20 of EITF 03-1 until proposed FSP EITF 03-1-a is issued as final guidance. The disclosure requirements of EITF 03-1 were previously adopted by the Company as of December 31, 2003 for investments accounted for under SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities." For all other investments within the scope of EITF 03-1, the disclosures are effective and have been adopted by the Company as of December 31, 2004.

      In May 2004, the FASB issued FSP FAS 106-2 to address the accounting implications of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("Act"). The Act, which was signed into law on December 8, 2003, provides, among other things, a federal subsidy to plan sponsors who maintain postretirement health care plans that provide prescription drug benefits and meet certain equivalency criteria. The Company believes that its prescription drug benefits qualify for the subsidy and recognized the impact of the Act in 2004, which reduced its accumulated postretirement benefit obligation by $5,956.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(3)   INVESTMENTS

            DEBT SECURITIES

      The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2004 and 2003 are as follows:

                                                           Gross Unrealized
                                    Amortized         -------------------------       Estimated
December 31, 2004                     Cost              Gains           Losses        Fair Value
                                   -----------        ---------        --------      -----------
U.S. government and agencies       $   134,878        $   1,260        $   (383)     $   135,755
States and political subdivisions       11,263               21            (122)          11,162
Foreign government securities          293,166           20,308          (2,349)         311,125
Domestic corporate securities        1,189,663           34,673          (2,917)       1,221,419
Mortgage-backed and other
 structured securities               1,092,940           17,273          (3,418)       1,106,795
Foreign corporate securities            68,820            2,237            (327)          70,730
                                   -----------        ---------        --------      -----------

Total debt securities              $ 2,790,730        $  75,772        $ (9,516)     $ 2,856,986
                                   ===========        =========        ========      ===========

                                                       Gross Unrealized
                                    Amortized        -------------------      Estimated
December 31, 2003                      Cost           Gains      Losses       Fair Value
                                    ----------       -------     -------      ----------
U.S. government and agencies        $  183,140       $ 3,077     $  (112)     $  186,105
States and political subdivisions        7,264            17         (91)          7,190
Foreign government securities          270,360        17,001         (43)        287,318
Domestic corporate securities        1,096,108        45,711      (3,339)      1,138,480
Mortgage-backed and other
 structured securities                 977,961        22,540      (4,614)        995,887
Foreign corporate securities            65,529         2,583        (258)         67,854
                                    ----------       -------     -------      ----------

Total debt securities               $2,600,362       $90,929     $(8,457)     $2,682,834
                                    ==========       =======     =======      ==========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      The amortized cost and estimated fair values of investments in debt securities at December 31, 2004, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

                                                                           Amortized    Estimated
                                                                             Cost      Fair Value
                                                                          ----------   ----------
Due in one year or less                                                   $  184,828   $  184,395
Due after one year through five years                                        783,676      801,709
Due after five years through ten years                                       587,802      615,287
Due after ten years                                                          141,484      148,800
Mortgage-backed and other structured securities                            1,092,940    1,106,795
                                                                          ----------   ----------

Total debt securities                                                     $2,790,730   $2,856,986
                                                                          ==========   ==========

            EQUITY SECURITIES

      The cost, gross unrealized gains and losses, and estimated fair value of investments in equity securities at December 31 are as follows:

                                  Gross       Gross     Estimated
                               Unrealized  Unrealized      Fair
                      Cost        Gains      Losses       Value
                    --------   ----------  ----------   ---------
2004                $167,221   $   32,812  $     (716)  $ 199,317
2003                 108,879       17,044        (799)    125,124
                    ========   ==========  ==========   =========

            MORTGAGE LOANS

      The Company's mortgage portfolio consists mainly of commercial mortgage loans made to customers throughout the United States. All outstanding commercial mortgage loans are secured by completed income-producing properties. At December 31, 2004 the commercial mortgage portfolio had an average remaining life of 4.5 years, with all principal in the total mortgage portfolio due prior to 2020. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 15% of the aggregate mortgage loan portfolio balance (at December 31, 2004, the company held 19.6% in California, which is the highest concentration in one state), and loans of no more than 2% of the aggregate mortgage loan portfolio balance are made to any one borrower.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

            NET INVESTMENT INCOME

      Sources of net investment income for the years ended December 31 are summarized as follows:

                                                          2004           2003            2002
                                                        --------       --------        --------
Gross investment income:
    Debt securities                                     $126,975       $126,633        $115,323
    Equity securities                                      3,753          1,662           1,678
    Mortgage loans                                        20,467         22,881          24,216
    Real estate                                            9,888          9,195           8,928
    Policy loans                                           6,433          6,658           6,721
    Derivative financial instruments                      (1,667)        (1,844)         (1,273)
    Short-term investments and other                       1,295          1,668           1,653
                                                        --------       --------        --------

                                                         167,144        166,853         157,246
Investment expenses                                       (9,710)       (10,037)        (11,909)
                                                        --------       --------        --------

Net investment income                                   $157,434       $156,816        $145,337
                                                        ========       ========        ========

            NET REALIZED INVESTMENT GAINS (LOSSES)

      Sources of realized gains (losses) for the years ended December 31 are summarized as follows:

                                                          2004          2003           2002
                                                        -------       -------        --------
Debt securities:
 Gross gains from sales                                 $20,039       $30,920        $ 13,461
 Gross losses from sales                                 (7,945)       (9,960)        (20,053)
 Other                                                    5,797           (38)            594
 Impairment losses                                       (3,378)       (8,928)         (6,518)
Equity securities:
 Gross gains from sales                                   3,447         4,534           1,536
 Gross losses from sales                                   (755)         (384)        (16,303)
 Impairment losses                                         (645)       (2,956)         (2,922)
Mortgage loans                                                -         1,099               -
Real estate                                                  19             -               -
Derivative financial instruments                            352         1,094           1,178
Other                                                     1,335           196            (518)
                                                        -------       -------        --------

Net realized investment gains (losses)                  $18,266       $15,577        $(29,545)
                                                        =======       =======        ========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      Proceeds from the sale of debt securities were $658,214, $940,941, and $607,210 in 2004, 2003 and 2002, respectively. Proceeds from the sale of equity securities were $17,959, $11,906, and $25,750 in 2004, 2003 and
      2002, respectively.

            NET UNREALIZED INVESTMENT GAINS (LOSSES)

      The components of net unrealized investment gains (losses) included in accumulated other comprehensive income (loss) at December 31 were as follows:

                                                           2004           2003             2002
                                                         --------       --------         --------
Debt securities                                          $ 66,256       $ 82,472         $ 89,537
Equity securities                                          32,096         16,245           (5,560)
Short-term investments                                        (34)             -              (15)
Deferred policy acquisition cost
   adjustments                                            (12,220)       (14,240)         (17,122)
Other                                                       4,644          6,365            6,102
Deferred income taxes                                     (31,745)       (31,774)         (25,529)
                                                         --------       --------         --------

Net unrealized investment gains                          $ 58,997       $ 59,068         $ 47,413
                                                         ========       ========         ========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      The amortized cost and associated unrealized investment losses for investments in debt and equity securities for which the fair value had temporarily declined and remained below cost as of December 31, 2004 were as follows:

                                                            Unrealized           Unrealized
                                                           Loss Period           Loss Period
                                                           Under Twelve         Twelve Months
                                                              Months              or Greater             Total
                                                           ------------         -------------           --------
Amortized cost of debt securities with
 unrealized investment losses:
 U.S. government and agencies                                $ 67,699              $     -              $ 67,699
 States and political subdivisions                             10,998                    -                10,998
 Foreign government securities                                 38,213               19,040                57,253
 Domestic corporate securities                                317,512               21,592               339,104
 Mortgage-backed and other structured
   securities                                                 373,839               44,245               418,084
 Foreign corporate securities                                  14,418                2,142                16,560
                                                             --------              -------              --------
 Total amortized cost of debt
   securities with unrealized
   investment losses                                         $822,679              $87,019              $909,698
                                                             ========              =======              ========
Unrealized investment losses on debt securities:
 U.S. government and agencies                                $    383              $     -              $    383
 States and political subdivisions                                122                    -                   122
 Foreign government securities                                    925                1,424                 2,349
 Domestic corporate securities                                  2,580                  337                 2,917
 Mortgage-backed and other structured
   securities                                                   2,624                  794                 3,418
 Foreign corporate securities                                     122                  205                   327
                                                             --------              -------              --------

 Total unrealized investment losses on
   debt securities                                           $  6,756              $ 2,760              $  9,516
                                                             ========              =======              ========

Cost of equity securities with unrealized
 investment losses                                           $ 15,304              $     -              $ 15,304
Unrealized investment losses on equity
 securities                                                       716                    -                   716
                                                             ========              =======              ========

At December 31, 2004, the Company owned 227 debt securities with a fair value of $900,182 in an unrealized investment loss position. Of these, 20, with a fair value of $84,259 have been in an unrealized loss position for twelve or more months. The $2,760 unrealized loss represents a three percent price impairment. The price impairment on the remaining 207 debt

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      securities is less than one percent. Out of the $900,182 representing the fair value of debt securities in an unrealized loss position, $868,637 relates to investment grade securities. The unrealized losses can be attributed primarily to interest rate and credit quality spread changes since the securities were first acquired and the Company believes they are temporary. In determining whether these unrealized losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, financial position of the issuer, and the intent and ability of the Company to hold the investment until the market price has recovered.

      At December 31, 2004, the Company had 17 stocks with a fair value of $14,588 in an unrealized loss position. Of these, none have been in an unrealized position for more than twelve months. The Company believes that the unrealized losses related to the 17 stocks are temporary. In general, in determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

            SECURITIES LENDING AGREEMENTS

      The Company is party to securities lending agreements to earn fee income. Unrelated parties borrow securities from the Company and must deposit cash or short-term investments as collateral equal to a minimum of 102% of the fair value of the loaned securities. The security custodian monitors the collateral position daily. The Company remains the beneficial owner and the loaned securities are included with debt securities. At December 31, 2004 and 2003, the fair value of securities loaned by the Company totaled $177,499 and $212,304, respectively.

      The amount of collateral received is invested in short-term securities and is included in the consolidated balance sheets as short-term investments with a corresponding liability included in accounts payable and other liabilities. The fair value of collateral held was $181,322 and $216,634 at December 31, 2004 and 2003, respectively.

            DERIVATIVE FINANCIAL INSTRUMENTS

      Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; to reduce interest rate risks of long-term assets; to control exposure to various credit, currency, and market risks; and to manage exposure to various equity and fixed income market sectors.

      Futures Contracts: futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered, a margin account is established with the broker based on the requirements of the futures exchange. During 2003, the Company utilized equity index futures to help achieve strategic asset allocation targets. All such contracts were closed out prior to December 31, 2003 and no equity index futures were utilized in 2004.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to securities investments denominated in foreign currencies. Foreign currency futures designated to the foreign currency risk of Japanese yen, British pound and Euro denominated long-term bonds are classified as foreign currency fair value hedges. The Company measures the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is therefore excluded from the assessment of hedge effectiveness. Based on this measurement of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were no more than four percent ineffective. Foreign currency futures that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting.

      Interest Rate Swaps: the Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. The Company accrues the net periodic settlement amount of interest rate swap agreements into income.

      Total return swaps: the Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Consistent with its asset allocation strategy, the Company entered into commercial mortgage backed security swaps to gain additional exposure to the investment grade commercial mortgage backed securities market and high yield swaps to gain additional exposure to the high yield bond market. Generally, no cash is exchanged at the outset of a total return swap contract and no principal payments are made by either party. Normally, a single net payment is made by one of the counterparties at each due date. The net periodic payment accrued is recorded in income.

      Credit Default Swaps: the Company gained exposure to certain fixed-income credits by entering into credit default swap contracts in 2003. In return for periodic payments of interest based on LIBOR, the Company agreed to acquire certain fixed income securities in the event of default of that security. There were no credit default swap contracts open at December 31, 2003 and none were used in 2004.

      Options: options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

      The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and option agreements. The Company monitors the credit standing of the counterparties and anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and have little or no counterparty risk.

      The following tables provide a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2004 and 2003:

                                             Carrying           Notional          Fair Value
                                              Value              Amount       Assets    Liabilities
                                             --------           --------      ------    -----------
      December 31, 2004

Interest rate and total
  return swaps                               $  (560)           $175,000      $  132      $   692
Financial futures                             (4,656)            310,442         225        4,881
Purchased option contracts                     2,957              15,860       2,957            -
Written option contracts                      (2,957)            (15,860)          -        2,957
                                             -------            --------      ------      -------

Total derivative financial
  instruments                                $(5,216)           $485,442      $3,314      $ 8,530
                                             =======            ========      ======      =======

      December 31, 2003
Interest rate and total
  return swaps                               $  (176)           $230,000      $2,122      $ 2,298
Financial futures                             (4,142)            236,555           -        4,142
Purchased option contracts                     2,142              25,284       2,142            -
Written option contracts                      (2,142)            (25,284)          -        2,142
                                             -------            --------      ------      -------

Total derivative financial
  instruments                                $(4,318)           $466,555      $4,264      $ 8,582
                                             =======            ========      ======      =======

            EQUITY IN UNCONSOLIDATED AFFILIATE

      CMLIC owns 50% of the common stock of MEMBERS Capital Advisors, Inc. ("MCA"), a registered investment advisor. At December 31, 2004, MCA had assets of $46,757 and liabilities of $6,628. MCA had net income of $9,839 in 2004, $5,480 in 2003, and $2,690 in 2002.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

            ASSETS DESIGNATED

      Iowa law requires that assets equal to a life insurer's legal reserve must be on deposit with the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2004 and 2003, bonds and notes, mortgage loans and policy loans with a carrying value of $2,459,068 and $2,235,770, respectively, were designated for Iowa and various other regulatory authorities as required by law.

            ASSET RESTRICTIONS

      Certain policyholder account balances are legally part of the Company's separate accounts. However, the assets supporting them are reported in the consolidated balance sheets with the general account assets because the company retains the risk of investment gains and losses. Debt securities with a fair value of $501,004 and $581,940 as of December 31, 2004 and 2003, respectively, are available only to satisfy obligations to these contract holders.

(4)   INCOME TAX

      The Company files a consolidated life-non-life federal income tax return with its wholly-owned subsidiaries. The Company has entered into a tax sharing agreement with its affiliates under Reg. Section 1.1552-1(a)(1) and 1.1502-33(d)(3). The agreement provides that the allocation of tax expense between the Company and its affiliates is to be based on a ratio of each company's federal income tax, as if it were filing a separate return, to the total federal income tax as calculated on the consolidated federal income tax return. Income tax credits are allocated to companies within the consolidated tax group based on the tax benefit that the consolidated tax group receives from each company.

      Income tax expense (benefit) attributable to income from operations for the years ended December 31 is as follows:

                                                           2004        2003           2002
                                                         -------     -------        --------
Current tax expense (benefit)                            $ 6,543     $14,188        $(23,499)
Deferred tax expense (benefit)                             7,430      (4,742)          3,045
                                                         -------     -------        --------

Total income tax expense (benefit)                       $13,973     $ 9,446        $(20,454)
                                                         =======     =======        ========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      Income tax expense (benefit) for the years ended December 31 differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before income taxes and equity in net income of unconsolidated affiliate due to the items listed in the following reconciliation:

                                                           2004           2003           2002
                                                         -------        -------        --------
Tax expense (benefit) computed at federal
  corporate tax rate                                     $17,902        $10,536        $ (9,054)
Meals and entertainment                                       71             73             101
Tax-exempt interest                                          (64)          (117)           (181)
Dividends-received deduction                              (1,055)          (802)           (681)
Differential earnings rate tax                                 -              -          (9,000)
Income tax benefit related to prior years                   (213)            75          (1,216)
Other, net                                                (2,668)          (319)           (423)
                                                         -------        -------        --------

Total income tax expense (benefit)                       $13,973        $ 9,446        $(20,454)
                                                         =======        =======        ========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31 are as follows:

                                                                               2004           2003
                                                                             --------       --------
Deferred tax assets:
   Insurance reserves                                                        $ 52,290       $ 35,399
   Dividends payable to policyholders                                           2,448          3,577
   Unearned revenue                                                            10,306         38,223
   Pension and other employee benefits                                         12,406         12,199
   Real estate investments                                                          -          4,024
   Net operating loss                                                           2,697              -
   Other                                                                        1,173            910
                                                                             --------       --------

Gross deferred tax assets                                                      81,320         94,332
                                                                             --------       --------

Deferred tax liabilities:

   Deferred policy acquisition costs                                           75,691         69,096
   Unrealized gains                                                            31,745         31,774
   Investment income                                                               96            500
   Deferred revenue                                                             1,422          7,900
   Fixed assets                                                                 1,046          2,920
   Real estate investments                                                        262              -
   Other                                                                        7,628          9,728
                                                                             --------       --------

Gross deferred tax liabilities                                                117,890        121,918
                                                                             --------       --------

Net deferred income tax liability                                            $(36,570)      $(27,586)
                                                                             ========       ========

      Management believes that all gross deferred tax assets at December 31, 2004 and 2003 are fully realizable and, consequently, no valuation allowance has been established.

(5)   RELATED-PARTY TRANSACTIONS

      The Company and CUNA Mutual Insurance Society ("CUNA Mutual"), a Wisconsin life and health insurer, entered into an agreement of permanent affiliation (the Agreement) effective in 1990. The terms of the Agreement include provisions for reinsurance of each company's future individual life business; the joint development of business plans and distribution systems for the sale of individual insurance and financial services products within the credit union market; and provision for the sharing of certain resources and facilities. Because of the affiliation, certain expenses of the Company are paid by CUNA Mutual and vice-versa. These

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      expenditures are periodically reimbursed, generally monthly. Details related to reinsurance agreements between the companies are described in note 6.

      The Company and CUNA Mutual are parties to agreements with MEMBERS Capital Advisors, Inc. ("MCA") for investment advisory services. MCA, 50% of which is owned by the Company and 50% owned by CUNA Mutual, manages substantially all of the Company's invested assets in accordance with policies, directives, and guidelines established by the Company. The Company incurred MCA investment management fees totaling $2,199, $2,350, and $2,213 in 2004, 2003 and 2002, respectively. CUNA Mutual and its subsidiaries incurred MCA investment management fees totaling $2,150, $2,550, and $3,358 for 2004, 2003 and 2002, respectively.

      The Company invests in mutual funds managed by MCA. The carrying value of these investments was $73,117 and $65,567 at December 31, 2004 and 2003, respectively.

      CUNA Brokerage Services, Inc. ("CBSI"), a subsidiary of CUNA Mutual, is a broker dealer representing the Company in the sale of certain variable annuity, variable universal life and other products which require a broker dealer. Under a cost sharing agreement, CBSI reimburses the Company for various services, office space, equipment and other items incurred on behalf of CBSI. CMLIC received $5,901 in 2004, $4,069 in 2003, and $4,063 in 2002 related to the cost sharing agreement. CBSI also reimburses the Company for commissions CMLIC pays its representatives for CBSI related business. CMLIC received reimbursements for total commissions from CBSI of $47,565 in 2004, $40,196 in 2003, and $41,195 in 2002.

      Balances due from MCA and CUNA Mutual and its affiliates are reported as other assets and receivables and accounts payable and other liabilities in the accompanying consolidated balance sheets. Amounts due from affiliates were $7,566 and $7,853 at December 31, 2004 and 2003, respectively. Amounts due to affiliates were $29,146 and $20,980 at December 31, 2004 and 2003, respectively.

(6)   REINSURANCE

      The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, to diversify its risk and limit its overall financial exposure, and to comply with the affiliation agreement with CUNA Mutual. The Company has the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      The effects of reinsurance on premiums and on claims and benefits for the years ended December 31 is as follows:

                                   2004        2003         2002
                                ----------   ---------    ---------
Premiums:
  Direct                        $  91,450    $  77,449    $  64,312
  Assumed from
   affiliates                     109,910       97,384       88,386
  Ceded to affiliates              (6,537)      (6,348)      (6,200)
  Ceded to non-
   affiliates                     (11,205)      (8,628)      (7,117)
                                ---------    ---------    ---------
Net premiums                    $ 183,618    $ 159,857    $ 139,381
                                =========    =========    =========
Claims and benefits:
  Direct                        $ 117,947    $ 108,705    $  93,080
  Assumed from
   affiliates                      48,223       43,018       34,195
  Ceded to affiliates              (7,592)      (6,524)      (6,100)
  Ceded to non-
   affiliates                      (6,397)      (5,621)      (7,751)
                                ---------    ---------    ---------
Net claims and benefits         $ 152,181    $ 139,578    $ 113,424
                                =========    =========    =========

      At December 31, 2004 and 2003, reinsurance recoverables on insurance reserves and unearned premiums of $751,131 and $700,911, respectively, were reported as assets of which $729,179 and $683,280 were recoverable from CUNA Mutual and one of its subsidiaries.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      (7)   DEFERRED POLICY ACQUISITION COSTS

            A summary of policy acquisition costs deferred and amortized is shown in the following table:

                                       2004         2003         2002
                                     ---------    ---------    ---------
 Balance at beginning of year        $ 234,429    $ 215,994    $ 218,067
 Policy acquisition costs deferred      53,717       48,058       46,369
 Policy acquisition costs amortized    (33,395)     (32,505)     (35,669)
 Effect of net unrealized gains
    (losses) on securities               2,020        2,882      (12,773)
                                     ---------    ---------    ---------
Balance at end of year               $ 256,771    $ 234,429    $ 215,994
                                     =========    =========    =========

      (8)   BENEFIT PLANS

            The Company has a noncontributory defined benefit pension plan covering substantially all regular full-time employees and agents. Retirement benefits are based on compensation and years of service. Certain employees are also eligible for a non-qualified defined benefit plan. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. Substantially all the benefit plan assets shown in the table below are invested in the Ultra Series Fund, a family of mutual funds which is managed by MCA.

            The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits.

            The following table summarizes information about the plans at December 31:

                                         Pension Benefits           Other Postretirement Benefits
                                      2004             2003             2004             2003
                                    --------         ---------       ----------        --------
Fair value of plan assets at
   December 31                      $ 70,928         $ 66,573         $      -         $     -

Benefit obligation at
   December 31                       (84,049)         (79,335)         (26,205)         (24,300)
                                    --------         --------         --------         --------
Funded status at December 31        $(13,121)        $(12,762)        $(26,205)        $(24,300)
                                    ========         ========         ========         ========
Liability recognized in the
   consolidated balance
   sheet                            $(4,820)         $ (4,662)        $(29,199)        $(28,386)
                                    ========         ========         ========         ========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      The accumulated benefit obligations for the pension plan were $71,036 and $66,783 at December 31, 2004 and 2003 respectively.

      The following tables provide information for the plans for the years ended December 31:

                                  2004      2003      2002
                                 -------   -------   -------
Pension benefits:
 Employer contributions          $ 4,256   $12,919   $     -
 Benefit payments                  5,491     5,683     2,013
 Net periodic benefit cost         4,414     4,801     3,614
                                 =======   =======   =======
Other postretirement benefits:
 Employer contributions          $ 1,432   $   751   $   709
 Benefit payments                  1,432       751       709
 Net periodic benefit cost         2,245     2,553     4,184
                                 =======   =======   =======

      The actuarial assumptions used to develop the components of pension and other postretirement benefit expense for the years ended December 31 were as follows:

Discount rate                                 6.0%   6.3%   6.5%
Expected long-term rate of return on plan
   assets                                     8.0%   8.0%   8.0%
Assumed rate of compensation increase         4.7%   4.7%   5.0%
                                              ===    ===    ===

      The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation are 12% reduced over a period of 20 years to 3.5% for 2004 and 11.0% reduced over a period of 20 years to 4.0% for 2003. The discount rate used in determining the accumulated postretirement benefit obligation is 6.0% in 2004 and 6.5% in 2003.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      CASH FLOWS

      Expected employer contributions and future benefit payments for the years ended December 31 are as follows:

                                                     Other     Other     Other
                                                    Benefits  Benefits  Benefits
                                      Pension       Before    Medicare   After
                                      Benefits      Subsidy   Subsidy   Subsidy
                                    ------------   ---------  --------  --------
Estimated future benefit payments:
    2005                             $     2,778   $   1,641  $     -   $  1,641
    2006                                   3,037       1,792     (156)     1,636
    2007                                   3,358       1,952     (183)     1,769
    2008                                   3,719       2,115     (215)     1,900
    2009                                   4,069       2,274     (252)     2,022
    2010-2014                             25,962      14,233   (1,897)    12,336
                                    ============   =========  =======   ========

      PLAN ASSET INFORMATION

      The Company's pension plan allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

                                            Target
                         2004     2003    Allocation
                        ------   ------   ----------
Asset category:
  Equity securities      64.3%    65.1%     60.0%
  Debt securities        35.7%    34.9%     40.0%
                        -----    -----     -----
Total                   100.0%   100.0%    100.0%
                        =====    =====     =====

      The company invests its pension plans' assets with the goal of meeting its short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to drift around target with a small tolerance to changes in overall portfolio risk. Derivatives may be used to maintain the target allocation.

      The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect recent trends and portfolio manager expectations.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

            OTHER POSTEMPLOYMENT BENEFITS

      The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees after employment but before retirement. Such costs are recognized during an employee's service years if he or she meets certain requirements. The liability for other postemployment benefits was $3,317 and $4,454 at December 31, 2004 and 2003, respectively.

            DEFINED CONTRIBUTION PLANS

      The Company has defined contribution thrift and savings plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2004, 2003 and 2002 were $2,982, $2,987 and $3,847, respectively.

(9)   STATUTORY FINANCIAL DATA

      The Company is subject to statutory regulations as to maintenance of policyholders' surplus.

      Risk-Based Capital (RBC) requirements promulgated by the NAIC require U.
      S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2004, the Company's adjusted surplus exceeds minimum requirements.

      CMLIC files statutory-basis financial statements with insurance regulatory authorities. The Iowa Department of Commerce, Insurance Division has allowed CMLIC to use an accounting practice which differs in some respects from prescribed statutory accounting practices (permitted practices). This permitted practice relates to the carrying value of fixed maturity securities held in the separate account which support certain funding agreements. The use of this permitted practice decreased reported statutory surplus by $678 and $1,436 as of December 31, 2004 and 2003, respectively.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      A reconciliation of the Company's statutory net income and surplus to GAAP net income and policyholders' surplus for the years ended and at December 31 is as follows:

                                                2004      2003          2002
                                             ---------   ---------   ----------
Statutory net income (loss)                  $  23,215   $     309   $ (29,271)
Adjustments:
   Deferred policy acquisition costs            19,088      15,553      10,701
   Insurance reserves                           (3,657)    (15,257)     17,390
   Federal income taxes                         (6,106)      4,863      (3,092)
   Pension benefits                                809      (1,847)     (2,750)
   Realized gains (losses)                      (1,499)     (1,933)        486
   Derivative financial instruments             11,776      20,737       3,450
   Other                                        (3,252)         13      (1,508)
                                             ---------   ---------   ---------
GAAP net income (loss)                       $  40,374   $  22,438   $  (4,594)
                                             =========   =========   =========

                                                2004        2003        2002
                                             ---------   ---------   ----------
Statutory surplus                            $ 287,272   $ 250,898   $ 210,075

Adjustments:
   Deferred policy acquisition costs           256,771     234,429     215,994
   Insurance reserves                          (96,196)   (108,316)    (78,928)
   Carrying value of available for sale
     debt securities adjusted to fair value     58,038      71,457      81,387
   Asset valuation reserve for life
     insurance companies                        66,129      51,997      44,011
   Unearned revenue                            (22,420)    (23,062)    (24,509)
   Real estate valuation                        (1,598)     (1,598)     (1,598)
   Accrued postretirement benefit liability    (15,133)    (14,434)    (13,896)
   Dividends payable to policyholders           12,094      14,321      13,560
   Accrual for pension benefits                (14,435)    (15,244)     (7,753)
   Federal income taxes                        (49,889)    (39,668)    (47,039)
   Derivative financial instruments                  -           -      (2,970)
   Other                                       (17,361)      2,189         542
                                             ---------   ---------   ---------
GAAP policyholders' surplus                  $ 463,272   $ 422,969   $ 388,876
                                             =========   =========   =========

(10)  COMMITMENTS AND CONTINGENCIES

      The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2004 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      The Company has established a liability of $1,200 in 2004 and $1,000 in 2003 for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $950 in 2004 and $800 in 2003. Recoveries of assessments from premium taxes are generally made over a five-year period.

      The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

(11)  NOTES PAYABLE

      The Company entered into an advances, collateral pledge and security agreement with the Federal Home Loan Bank of Des Moines ("FHLB") and $5,000 and $15,000 was outstanding as of December 31, 2004 and 2003, respectively. As a condition of the agreement, the Company must purchase FHLB common stock and is allowed to borrow up to a multiple of that stock ownership and post collateral to secure any advances. Based on those terms, an additional $6,624 was available to CMLIC at December 31, 2004. The Company has pledged debt securities with a fair value of $11,624 to collateralize advances made under the agreement. Interest is calculated daily at floating rates ranging from 1.14% to 2.53% and is payable monthly. Borrowings from the FHLB are used for short-term cash flow management and are typically settled within one month.

      The Company has an outstanding liability of $921 and $977 as of December 31, 2004 and 2003, respectively, as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California in 1996. The loan is secured by real estate with an appraisal value that exceeds the loan principal balance. The loan is being amortized on a straight-line basis over 240 months beginning in 2001. Payments totaling approximately $55 annually are due through 2021.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      (12)  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

      The carrying amounts and estimated fair values of the Company's significant financial instruments at December 31 are as follows:

                                        2004                       2003
                               Carrying      Estimated     Carrying     Estimated
                                Amount       Fair Value     Amount      Fair Value
                              -----------   -----------   -----------   -----------
Financial instruments
  recorded as assets:
   Debt securities            $ 2,856,986   $ 2,856,986   $ 2,682,834   $ 2,682,834
   Equity securities              199,317       199,317       125,124       125,124
   Mortgage loans                 211,278       235,807       242,029       268,821
   Short-term investments         190,557       190,557       228,114       228,114
   Cash and cash
    equivalents                    14,325        14,325        73,061        73,061
   Accrued investment
    income                         34,261        34,261        36,759        36,759
   Derivatives                      3,314         3,314         4,264         4,264

Financial instruments
    recorded as liabilities:

   Investment-type
      contracts                (2,590,633)   (2,522,745)   (2,446,832)   (2,397,708)
   Notes payable                   (5,921)       (5,581)      (15,977)      (15,614)
    Derivatives                    (8,530)       (8,530)       (8,582)       (8,582)
                              ===========   ===========   ===========   ===========

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
   STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2005 (UNAUDITED)

                                                  MONEY                              HIGH                             GROWTH AND
                                                  MARKET           BOND             INCOME           BALANCED        INCOME STOCK
                                                SUBACCOUNT      SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                -----------     -----------       -----------      -----------      --------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND (NOTE 2):
   Money Market Fund, 6,443,446 shares
   at net asset value of $1.00 per share
   (cost $6,443,446) .....................      $ 6,443,446     $         --      $        --      $        --      $         --

   Bond Fund, 2,006,971 shares at net
   asset value of  $10.52 per share
   (cost $21,066,183) ....................               --       21,115,884               --               --                --

   High Income Fund, 759,012 shares at
   net asset value of $10.53 per share
   (cost $7,919,474) .....................               --               --        7,992,759               --                --

   Balanced Fund, 951,160 shares at
   net asset value of $19.60 per share
   (cost $18,297,363) ....................               --               --               --       18,640,292                --

   Growth and Income Stock Fund, 715,223
   shares at net asset value of $31.60
   per share (cost $21,941,462) ..........               --               --               --               --        22,601,756
                                                -----------     ------------      -----------      -----------      ------------
      Total assets .......................        6,443,456       21,115,884        7,992,759       18,640,292        22,601,756
                                                -----------     ------------      -----------      -----------      ------------
LIABILITIES:
Accrued adverse mortality and expense
charges ..................................            3,202           18,725            7,288           15,951            19,370
Other accrued expenses ...................              418            2,442              951            2,081             2,526
                                                -----------     ------------      -----------      -----------      ------------
   Total liabilities .....................            3,620           21,167            8,239           18,032            21,896
                                                -----------     ------------      -----------      -----------      ------------
                                                $ 6,439,836     $ 21,094,717      $ 7,984,520      $18,622,260      $ 22,579,860
                                                ===========     ============      ===========      ===========      ============

CONTRACT OWNERS' EQUITY:
Contracts in accumulation period
                                                $ 6,439,836     $ 21,094,717      $ 7,971,701      $18,540,261      $ 22,566,990
Contracts in annuitization period ........               --               --           12,819           81,999            12,870
                                                -----------     ------------      -----------      -----------      ------------
   Total contract owners' equity .........      $ 6,439,836     $ 21,094,717      $ 7,984,520      $18,622,260      $ 22,579,860
                                                ===========     ============      ===========      ===========      ============

                 See accompanying Notes to Financial Statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
                   STATEMENTS OF ASSETS AND LIABILITIES AS OF
                   SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

                                                  CAPITAL                              MULTI-CAP
                                                APPRECIATION         MID-CAP            GROWTH            GLOBAL       INTERNATIONAL
                                                   STOCK              STOCK             STOCK           SECURITIES         STOCK
                                                 SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                -----------        ------------       -----------       -----------     ------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND (NOTE 2):
   Capital Appreciation Stock Fund,
   452,818 shares at net asset value of
   $20.09 per share (cost $8,882,379) ....        $9,097,613        $       --        $       --        $       --        $       --

   Mid-Cap Stock Fund, 516,918 shares
   at net asset value of $17.80 per share
   (cost $8,696,860) .....................                --         9,201,205                --                --                --

   Multi-Cap Growth Stock Fund,
   1,038,368 shares at net asset value
   of $6.82 per share cost $6,835,906) ...                --                --         7,085,673                --                --

   Global Securities Fund, 173,314
   shares at net asset value of $12.50
   per share (cost $1,991,571) ...........                --                --                --         2,166,709                --

   International Stock Portfolio,
   408,582 shares at net asset value of
   $12.69 per share (cost $4,737,696) ....                --                --                --                --         5,183,859
                                                  ----------        ----------        ----------        ----------        ----------
      Total assets .......................         9,097,613         9,201,205         7,085,673         2,166,709         5,183,859
                                                  ----------        ----------        ----------        ----------        ----------
LIABILITIES:
Accrued adverse mortality and expense
charges ..................................             8,319             7,993             6,361             1,886             4,531
Other accrued expenses ...................             1,085             1,043               830               246               591
                                                  ----------        ----------        ----------        ----------        ----------
   Total liabilities .....................             9,404             9,036             7,191             2,132             5,122
                                                  ----------        ----------        ----------        ----------        ----------
                                                  $9,088,209        $9,192,169        $7,078,482        $2,164,577        $5,178,737
                                                  ==========        ==========        ==========        ==========        ==========

CONTRACT OWNERS' EQUITY:
Contracts in accumulation period
                                                  $9,088,209        $9,192,169        $7,065,547        $2,164,577        $5,178,737
Contracts in annuitization period ........                --                --            12,935                --                --
                                                  ----------        ----------        ----------        ----------        ----------
   Total contract owners' equity .........        $9,088,209        $9,192,169        $7,078,482        $2,164,577        $5,178,737
                                                  ==========        ==========        ==========        ==========        ==========



                 See accompanying Notes to Financial Statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III


           STATEMENTS OF OPERATIONS FOR THE NINE-MONTH PERIOD ENDING
                         SEPTEMBER 30, 2005 (UNAUDITED)

                                                    MONEY                        HIGH                      GROWTH AND
                                                    MARKET         BOND         INCOME       BALANCED     INCOME STOCK
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT

INVESTMENT INCOME (LOSS):
   Dividend income ............................   $   39,949    $   22,176    $    5,225    $   11,582    $      7,794
   Mortality and expense charges (note 3) .....      (16,778)      (88,685)      (34,935)      (78,139)        (91,497)
   Administrative charges (note 3) ............       (2,188)      (11,568)       (4,557)      (10,192)        (11,934)
                                                  ----------    ----------    ----------    ----------    ------------
   Net investment income (loss) ...............       20,983       (78,077)      (34,267)      (76,749)        (95,637)
                                                  ----------    ----------    ----------    ----------    ------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on sale of fund
     shares ...................................           --           121           959        11,694             404
   Realized gain distributions ................           --            --            --            --              --
                                                  ----------    ----------    ----------    ----------    ------------
   Net realized gain (loss) on investments ....           --           121           959        11,694             404
                                                  ----------    ----------    ----------    ----------    ------------


NET CHANGE IN UNREALIZED APPRECIATION
  OR (DEPRECIATION) ON INVESTMENTS ............           --       116,238       108,908       347,958         646,806
                                                  ----------    ----------    ----------    ----------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS ............   $   20,983    $   38,282    $   75,600    $  282,903    $    551,573
                                                  ==========    ==========    ==========    ==========    ============

                                                     CAPITAL                    MULTI-CAP
                                                  APPRECIATION     MID-CAP       GROWTH         GLOBAL      INTERNATIONAL
                                                      STOCK         STOCK         STOCK       SECURITIES       STOCK
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT

INVESTMENT INCOME (LOSS):
   Dividend income ............................          5,983         6,078            41         3,761            4,588
   Mortality and expense charges (note 3) .....        (49,573)      (40,699)      (31,675)       (8,630)         (19,861)
   Administrative charges (note 3) ............         (6,466)       (5,309)       (4,132)       (1,126)          (2,591)
                                                  ------------    ----------    ----------    ----------    -------------
   Net investment income (loss) ...............        (50,056)      (39,930)      (35,766)       (5,995)         (17,864)
                                                  ------------    ----------    ----------    ----------    -------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on sale of fund
     shares ...................................           (724)        1,061           862           284                7
   Realized gain distributions ................             --        30,913       209,785            --            2,346
                                                  ------------    ----------    ----------    ----------    -------------
   Net realized gain (loss) on investments ....           (724)       31,974       210,647           284            2,353
                                                  ------------    ----------    ----------    ----------    -------------


NET CHANGE IN UNREALIZED APPRECIATION
 OR (DEPRECIATION) ON INVESTMENTS .............        212,529       501,475       244,345       169,541          439,161
                                                  ------------    ----------    ----------    ----------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...................   $    161,749    $  493,519    $  419,226    $  163,830    $     423,650
                                                  ============    ==========    ==========    ==========    =============


                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           MONEY MARKET                                BOND
                                                            SUBACCOUNT                              SUBACCOUNT
                                                 NINE MONTHS ENDED       YEAR ENDED       NINE MONTHS ENDED       YEAR ENDED
                                                SEPTEMBER 30, 2005   DECEMBER 31, 2004*  SEPTEMBER 30, 2005   DECEMBER 31, 2004*
                                                    (UNAUDITED)                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
  Net investment income (loss) ...............  $           20,983   $              95   $          (78,077)  $          68,510
Net realized gain (loss) on investments ......                  --                  --                  121                  --
  Net change in unrealized appreciation or
   (depreciation) on investments .............                  --                  --              116,238             (66,537)
                                                ------------------   -----------------   ------------------   -----------------
Net increase (decrease) in net assets from
  operations .................................              20,983                  95               38,282               1,973
                                                ------------------   -----------------   ------------------   -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners .....           8,106,711             428,199           15,680,786           1,940,026
  Transfers between subaccounts (including
    fixed accounts), net .....................           1,564,232               4,269            4,072,292             (35,203)
  Transfers for contract benefits and
    terminations .............................          (3,671,550)            (13,081)            (595,098)                 --
  Contract charges and fees ..................                 (22)                 --               (8,341)                 --
  Adjustments to annuity reserves ............                  --                  --                   --                  --
                                                ------------------   -----------------   ------------------   -----------------
 Net increase (decrease) in net assets from
   contract transactions ......................          5,999,371             419,387           19,149,639           1,904,823
                                                ------------------   -----------------   ------------------   -----------------
  Total increase (decrease) in net assets ....           6,020,354             419,482           19,187,921           1,906,796

NET ASSETS:
  Beginning of period ........................             419,482                  --            1,906,796                  --
                                                ------------------   -----------------   ------------------   -----------------
  End of period ..............................  $        6,439,836   $         419,482   $       21,094,717   $       1,906,796
                                                ==================   =================   ==================   =================


                                                               HIGH INCOME                               BALANCED
                                                               SUBACCOUNT                               SUBACCOUNT
                                                  NINE MONTHS ENDED       YEAR ENDED       NINE MONTHS ENDED       YEAR ENDED
                                                 SEPTEMBER 30, 2005   DECEMBER 31, 2004*  SEPTEMBER 30, 2005   DECEMBER 31, 2004*
                                                    (UNAUDITED)                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
  Net investment income (loss) ................  $          (34,267)  $          40,307   $          (76,749)  $          26,535
  Net realized gain (loss) on investments .....                 959                  --               11,694                   2
  Net change in unrealized appreciation or
   (depreciation) on investments ..............             108,908             (35,624)             347,958              (5,029)
                                                 ------------------   -----------------   ------------------   -----------------
 Net increase (decrease) in net assets from
   operations .................................              75,600               4,683              282,903              21,508
                                                 ------------------   -----------------   ------------------   -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ......           5,814,950             700,936           14,155,722           1,240,877
  Transfers between subaccounts (including
    fixed accounts), net ......................           1,568,946                  86            3,359,833               7,219
  Transfers for contract benefits and
    terminations ..............................            (173,040)                 --             (436,391)                 --
  Contract charges and fees ...................              (5,359)                 --                 (826)                 --
  Adjustments to annuity reserves .............              (2,282)                 --               (8,585)                 --
                                                 ------------------   -----------------   ------------------   -----------------
  Net increase (decrease) in net assets from
    contract transactions .....................           7,203,215             701,022           17,069,753           1,248,096
                                                 ------------------   -----------------   ------------------   -----------------

  Total increase (decrease) in net assets .....           7,278,815             705,705           17,352,656           1,269,604

NET ASSETS:
  Beginning of period .........................             705,705                  --            1,269,604                  --
                                                 ------------------   -----------------   ------------------   -----------------
  End of period ...............................  $        7,984,520   $         705,705   $       18,622,260   $       1,269,604
                                                 ==================   =================   ==================   =================

*Represents activity for the period of October 11, 2004 through December 31, 2004.




                 See accompanying Notes to Financial Statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      GROWTH AND INCOME STOCK                 CAPITAL APPRECIATION STOCK
                                                                SUBACCOUNT                                SUBACCOUNT
                                                  NINE MONTHS ENDED      YEAR ENDED      NINE MONTHS ENDED      YEAR ENDED
                                                 SEPTEMBER 30, 2005  DECEMBER 31, 2004*  SEPTEMBER 30, 2005   DECEMBER 31, 2004*
                                                    (UNAUDITED)                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
  Net investment income (loss) ..............         $    (95,637)       $     20,700       $    (50,056)       $     16,591
  Net realized gain (loss) on investments ...                  404                  --               (724)                 --
  Net change in unrealized appreciation or
    (depreciation) on investments ...........              646,806              13,489            212,529               2,705
                                                      ------------        ------------       ------------        ------------
 Net increase (decrease) in net assets from
   operations ...............................              551,573              34,189            161,749              19,296
                                                      ------------        ------------       ------------        ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ....           17,557,752           1,531,486          4,887,808           2,665,290
  Transfers between subaccounts (including
    fixed accounts), net ....................            3,305,783              25,880          1,463,086               5,812
  Transfers for contract benefits and
    terminations ............................             (415,952)                 --           (112,105)                 --
  Contract charges and fees .................               (8,561)                 --             (2,727)                 --
  Adjustments to annuity reserves ...........               (2,290)                 --                 --                  --
                                                      ------------        ------------       ------------        ------------
   Net increase (decrease) in net assets from
     contract transactions ..................           20,436,732           1,557,366          6,236,062           2,671,102
                                                      ------------        ------------       ------------        ------------
  Total increase (decrease) in net assets ...           20,988,305           1,591,555          6,397,811           2,690,398

NET ASSETS:
  Beginning of period .......................            1,591,555                  --          2,690,398                  --
                                                      ------------        ------------       ------------        ------------
  End of period .............................         $ 22,579,860        $  1,591,555       $  9,088,209        $  2,690,398
                                                      ============        ============       ============        ============

                                                              MID-CAP STOCK                       MULTI-CAP GROWTH STOCK
                                                               SUBACCOUNT                              SUBACCOUNT
                                                  NINE MONTHS ENDED      YEAR ENDED      NINE MONTHS ENDED      YEAR ENDED
                                                 SEPTEMBER 30, 2005  DECEMBER 31, 2004*  SEPTEMBER 30, 2005   DECEMBER 31, 2004*
                                                    (UNAUDITED)                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
  Net investment income (loss) .............         $   (39,930)       $     7,437         $   (35,766)         $      (313)
  Net realized gain (loss) on security
    transactions ...........................              31,974             13,212             210,647                6,717
  Net change in unrealized appreciation or
    (depreciation) on investments ..........             501,475              2,871             244,345                5,422
                                                     -----------        -----------         -----------          -----------
 Net increase (decrease) in net assets from
   operations ..............................             493,519             23,520             419,226               11,826
                                                     -----------        -----------         -----------          -----------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ...           6,685,786            903,834           5,025,135              579,611
  Transfers between subaccounts (including
    fixed accounts), net ...................           1,242,393             11,168           1,148,162                2,667
  Transfers for contract benefits and
    terminations ...........................            (163,663)                --            (101,684)                  --
  Contract charges and fees ................              (4,388)                --              (4,157)                  --
  Adjustments to annuity reserves ..........                  --                 --              (2,304)                  --
                                                     -----------        -----------         -----------          -----------
  Net increase (decrease) in net assets from
    contract transactions ..................           7,760,128            915,002           6,065,152              582,278
                                                     -----------        -----------         -----------          -----------
  Total increase (decrease) in net assets ..           8,253,647            938,522           6,484,378              594,104

NET ASSETS:
  Beginning of period ......................             938,522                 --             594,104                   --
                                                     -----------        -----------         -----------          -----------
  End of period ............................         $ 9,192,169        $   938,522         $ 7,078,482          $   594,104
                                                     ===========        ===========         ===========          ===========


*Represents activity for the period of October 11, 2004 through December 31, 2004.


                 See Accompanying Notes to Financial Statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            GLOBAL SECURITIES                     INTERNATIONAL STOCK
                                                                SUBACCOUNT                             SUBACCOUNT
                                                  NINE MONTHS ENDED      YEAR ENDED      NINE MONTHS ENDED      YEAR ENDED
                                                 SEPTEMBER 30, 2005  DECEMBER 31, 2004*  SEPTEMBER 30, 2005   DECEMBER 31, 2004*
                                                    (UNAUDITED)                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
  Net investment income (loss) ..............       $    (5,995)       $       252         $   (17,864)         $     3,510
  Net realized gain (loss) on investments ...               284                 --               2,353                   --
  Net change in unrealized appreciation or
   (depreciation) on investments ............           169,541              5,598             439,161                7,002
                                                    -----------        -----------         -----------          -----------
 Net increase (decrease) in net assets from
   operations ...............................           163,830              5,850             423,650               10,512
                                                    -----------        -----------         -----------          -----------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ....         1,330,918            196,204           3,512,870              308,946
  Transfers between subaccounts (including
    fixed accounts), net ....................           488,645                 --           1,015,632                1,132
  Transfers for contract benefits and
    terminations ............................           (20,308)                --             (90,749)                  --
  Contract charges and fees .................              (562)                --              (3,256)                  --
  Adjustments to annuity reserves ...........                --                 --                  --                   --
                                                    -----------        -----------         -----------          -----------
   Net increase (decrease) in net assets from
     contract transactions ..................         1,798,693            196,204           4,434,497              310,078
                                                    -----------        -----------         -----------          -----------
  Total increase (decrease) in net assets ...         1,962,523            202,054           4,858,147              320,590

NET ASSETS:
  Beginning of period .......................           202,054                 --             320,590                   --
                                                    -----------        -----------         -----------          -----------
  End of period .............................       $ 2,164,577        $   202,054         $ 5,178,737          $   320,590
                                                    ===========        ===========         ===========          ===========

*Represents activity for the period of October 11, 2004 through December 31, 2004.

                 See accompanying Notes to Financial Statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
                         NOTES TO FINANCIAL STATEMENTS


(1) ORGANIZATION

    The CUNA Mutual Life Variable Annuity Account (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Variable Account was established as a separate investment account within CUNA Mutual Life Insurance Company (the Company) to receive and invest net premiums paid under variable annuity contracts (Contracts).

    Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The net assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Contracts. The Company has the right to transfer to the general account any assets of the Variable Account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

    The Variable Account currently sells four variable annuity products. These financial statements include the MEMBERS Variable Annuity III product. This product became available for sale on October 11, 2004.

    The accompanying financial statements include only the Contract owner deposits applicable to the variable portions of the Contracts and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

    Investments

    The Variable Account currently is divided into ten subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund (Class Z shares), or any other open-end management investment company or unit investment trust in which a subaccount invests). The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

    The Variable Account invests in shares of certain funds within the Ultra Series Fund, a management investment company of the series type with one or more funds. The Ultra Series Fund is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

    Ultra Series Fund currently has ten funds available as investment options under the Contracts. This fund company may, in the future, create additional funds or classes that may or may not be available as investment options under the Contracts. All of the funds became available for investment on October 11, 2004. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.

    MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. The Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society (CMIS). CMIS is joined in an agreement of permanent affiliation with the Company, and the companies have a common management team and board of directors.

(2) SIGNIFICANT ACCOUNTING POLICIES

    Investment Valuation

    The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Transactions are recorded on a trade date basis. Realized gains and losses from security transactions are reported on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Federal Income Taxes

     The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Variable Account to the extent the earnings are credited under the contracts. Accordingly, no charge for income tax is currently recorded to the Variable Account. If such taxes are incurred by the Company in the future, a charge to the Variable Account may be assessed.

     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.


(3) FEES AND CHARGES

    Contract Charges

    Surrender Charge (Contingent Deferred Sales Charge). At the time purchase payments are paid, no charge is deducted for sales expenses. However, a surrender charge is deducted upon surrender or partial withdrawal of purchase payments within 7 years of their being paid and, in certain circumstances, upon payment of a death benefit or the election of certain annuity payment options.

    For purchase payments withdrawn or surrendered within one year of having been paid, the charge is 7% of the amount of the payment withdrawn or surrendered. The surrender charge decreases by 1% for each full year that has elapsed since the purchase payment was made. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than 7 years prior to the withdrawal or surrender.

    Subject to certain restrictions for the first partial withdrawal (or surrender) in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the Contracts.

    ANNUAL CONTRACT FEE. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts an annual contract fee of $30 from the variable contract value. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a Contract except on a contract anniversary. The Company currently waives this fee for contracts with $25,000 or more of contract value.

    DEATH BENEFIT RIDER CHARGES. Optional death benefit riders are available on the contract. The Maximum Anniversary Value Death Benefit, 3% Annual Guarantee Death Benefit and Earnings Enhanced Death Benefit riders are available for issue ages 0 to 75. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.35% of average assets during the prior contract year.

    TRANSFER FEE. No charge is made for transfers. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a Contract year.

    PREMIUM TAXES. If state or other premium taxes are applicable to a Contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal, (c) upon application of adjusted contract value to an annuity payment option, or
    (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes.

    Variable Account Charges

    MORTALITY AND EXPENSE CHARGE. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Variable Account at an annual rate of 1.15%.

    ADMINISTRATIVE CHARGE. The Company deducts a daily administrative charge to compensate it for certain expenses it incurs in administration of the Contract. The charge is deducted from the assets of the Variable Account at an annual rate of 0.15%.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(4) PURCHASE AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments for the nine months ended September 30, 2005 (unaudited) were as follows:

                                                   Purchases                   Sales
                                                   ---------                   -----
Money Market Fund ................               $  9,621,002               $  3,597,359
Bond Fund ........................                 19,168,558                     77,275
High Income Fund .................                  7,287,329                    110,724
Balanced Fund ....................                 18,221,397                  1,211,367
Growth and Income Stock Fund .....                 20,403,236                     41,402
Capital Appreciation Stock Fund...                  6,250,739                     56,482
Mid-Cap Stock Fund ...............                  7,828,567                     69,115
Multi-Cap Growth Stock Fund ......                  6,285,919                     40,012
Global Securities Fund ...........                  1,810,444                     15,764
International Stock Portfolio ....                  4,440,032                     16,170
                                                 ------------               ------------
                                                 $101,317,223               $  5,235,670
                                                 ============               ============

(5) CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the nine months ended September 30, 2005 (unaudited) and the year ended December 31, 2004 were as follows:

                                                 MONEY                               HIGH                             GROWTH AND
                                                 MARKET             BOND            INCOME           BALANCED        INCOME STOCK
                                               SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                               ----------       ----------        ----------        ----------        ----------
Units outstanding at December 31, 2003....             0                 0                 0                 0                 0
Units issued .............................        43,247           202,199            68,835           119,533           144,835
Units redeemed ...........................        (1,308)          (11,055)                0                 0                 0
                                              ----------        ----------        ----------        ----------        ----------
Units outstanding at December 31, 2004....        41,939           191,144            68,835           119,533           144,835
Units issued .............................     1,058,757         2,281,207           882,768         1,907,777         2,215,293
Units redeemed ...........................      (462,571)         (376,900)         (175,688)         (302,290)         (360,219)
                                              ----------        ----------        ----------        ----------        ----------
Units outstanding at September 30, 2005...       638,125         2,095,451           775,915         1,725,020         1,999,909
                                              ==========        ==========        ==========        ==========        ==========

                                               CAPITAL
                                             APPRECIATION     MID-CAP         MULTI-CAP        GLOBAL       INTERNATIONAL
                                                STOCK          STOCK        GROWTH STOCK     SECURITIES        STOCK
                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              ----------     ----------      ----------      ----------      ----------
Units outstanding at December 31, 2003....           0               0               0               0               0
Units issued .............................     253,559          87,095          53,327          18,621          28,569
Units redeemed ...........................           0               0               0               0               0
                                              --------        --------        --------        --------        --------
Units outstanding at December 31, 2004....     253,559          87,095          53,327          18,621          28,569
Units issued .............................     752,189         886,178         679,276         207,382         466,649
Units redeemed ...........................    (159,061)       (174,746)       (115,289)        (41,207)        (78,879)
                                              --------        --------        --------        --------        --------
Units outstanding at September 30, 2005...     846,687         798,527         617,314         184,796         416,339
                                              ========        ========        ========        ========        ========

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                          MEMBERS VARIABLE ANNUITY III
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(6)  FINANCIAL HIGHLIGHTS


     The Variable Account sells four variable annuity products. The following table displays the financial information for each subaccount offered by the MEMBERS Variable Annuity III product.

                                    Units             Unit              Net Assets       Investment(1)      Expense        Total
                                    (000s)         Fair Value            (000s)          Income Ratio       Ratio(2)      Return(3)
                                    ------         ----------            ------          ------------       --------      ---------
     MONEY MARKET SUBACCOUNT:
     2005**                           638             $10.09               $6,440            2.05%            1.30%         0.90%
     2004*                             42              10.00                  419            0.19%            1.30%         0.00%

     BOND SUBACCOUNT:
     2005**                         2,095             $10.07              $21,095            0.22%            1.30%         0.90%
     2004*                            191               9.98                1,907            9.91%            1.30%        (0.20%)

     HIGH INCOME SUBACCOUNT:
     2005**                           776             $10.29               $7,985            0.13%            1.30%         0.39%
     2004*                             69              10.25                  706           14.72%            1.30%         2.50%

     BALANCED SUBACCOUNT:
     2005**                         1,725             $10.80              $18,622            0.13%            1.30%         1.69%
     2004*                            120              10.62                1,270            5.67%            1.30%         6.20%

     GROWTH AND INCOME STOCK
     SUBACCOUNT:
     2005**                         2,000             $11.29              $22,580            0.07%            1.30%         2.73%
     2004*                            145              10.99                1,592            4.08%            1.30%         9.90%

     CAPITAL APPRECIATION
     STOCK SUBACCOUNT:
     2005**                           847             $10.73               $9,088            0.10%            1.30%         1.13%
     2004*                            254              10.61                2,690            3.21%            1.30%         6.10%

     MID-CAP STOCK SUBACCOUNT:
     2005**                           799             $11.51               $9,192            0.13%            1.30%         6.77%
     2004*                             87              10.78                  939            2.36%            1.30%         7.80%

     MULTI-CAP GROWTH STOCK
     SUBACCOUNT:
     2005**                           617             $11.47               $7,078            0.00%            1.30%         2.96%
     2004*                             53              11.14                  594            0.09%            1.30%        11.40%

     GLOBAL SECURITIES
     SUBACCOUNT:
     2005**                           185             $11.71               $2,165            0.38%            1.30%         7.93%
     2004*                             19              10.85                  202            0.53%            1.30%         8.50%

     INTERNATIONAL STOCK
     SUBACCOUNT:
     2005**                           416             $12.44               $5,179            0.20%            1.30%        10.87%
     2004*                             29              11.22                  321            3.43%            1.30%        12.20%


(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation, if any, indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

* For the period of October 11, 2004 through December 31, 2004; all subaccounts were started with a $10.00 unit fair value.

**   For the period of January 1, 2005 through September 30, 2005 (unaudited).

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Interim Consolidated Balance Sheets
September 30, 2005 (Unaudited) and December 31, 2004
(000s omitted)

                                                                                       September 30,   December 31,
                                                                                            2005           2004
                                                                                       -------------   ------------
ASSETS

Debt securities available for sale at fair value                                         $2,786,975     $2,856,986
Equity securities available for sale at fair value                                          195,994        199,317
Equity in unconsolidated affiliate                                                           23,758         20,065
Mortgage loans                                                                              188,520        211,278
Real estate, at cost, less accumulated depreciation (2005 - $32,760; 2004 - $30,697)         36,422         39,559
Policy loans                                                                                 92,463         94,574
Short-term investments                                                                      187,650        190,557
Other invested assets                                                                        47,053         42,085
Cash and cash equivalents                                                                    20,670         14,325
                                                                                         ----------     ----------
Total cash and investments                                                                3,579,505      3,668,746
Accrued investment income                                                                    32,050         34,261
Reinsurance recoverable, net                                                                760,395        751,131
Deferred policy acquisition costs                                                           274,923        256,771
Office properties, equipment and computer software, at cost, less accumulated
   depreciation (2005 - $41,994; 2004 - $40,113)                                             10,418         11,346
Other assets and receivables                                                                 18,735         20,912
Separate account assets                                                                   4,245,324      4,001,641
                                                                                         ----------     ----------
Total assets                                                                             $8,921,350     $8,744,808
                                                                                         ==========     ==========

LIABILITIES AND POLICYHOLDERS' SURPLUS

Policyholder account balances                                                            $2,921,582     $3,085,608
Insurance reserves - life and health                                                        889,167        822,430
Unearned premiums                                                                            31,384         30,077
Dividends payable to policyholders                                                           12,448         12,159
Income taxes payable                                                                         12,822         11,062
Deferred income tax liability                                                                23,960         36,570
Accrued postretirement benefit liability                                                     30,671         29,199
Accrued pension liability                                                                     7,807          4,820
Notes payable                                                                                   879          5,921
Accounts payable and other liabilities                                                      277,546        242,049
Separate account liabilities                                                              4,245,324      4,001,641
                                                                                         ----------     ----------
Total liabilities                                                                         8,453,590      8,281,536
                                                                                         ----------     ----------
Accumulated other comprehensive income                                                       39,791         58,997
Retained earnings                                                                           427,969        404,275
                                                                                         ----------     ----------
Total policyholders' surplus                                                                467,760        463,272
                                                                                         ----------     ----------
Total liabilities and policyholders' surplus                                             $8,921,350     $8,744,808
                                                                                         ==========     ==========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Interim Consolidated Statements of Operations
Periods Ending September 30, 2005 and 2004 (Unaudited)
(000s omitted)

                                                                                  September 30, 2005   September 30, 2004
                                                                                  ------------------   ------------------
Revenues:
   Life and health premiums                                                             $169,310            $131,670
   Net investment income                                                                 118,847             115,138
   Net realized investment gains                                                           4,230              14,678
   Contract charges                                                                       57,997              57,131
   Other income                                                                            9,028               8,337
                                                                                        --------            --------
Total revenues                                                                           359,412             326,954
                                                                                        --------            --------
Benefits and expenses:
   Life and health insurance claims and benefits                                         145,208             111,396
   Interest credited to policyholder account balances                                     68,518              67,377
   Policyholder dividends                                                                 18,827              21,408
   Operating and other expenses                                                           98,338              95,550
                                                                                        --------            --------
Total benefits and expenses                                                              330,891             295,731
                                                                                        --------            --------
Income before income taxes and equity in net income of unconsolidated affiliate           28,521              31,223
Income tax expense                                                                         7,347              10,041
                                                                                        --------            --------
Income before equity in net income of unconsolidated affiliate                            21,174              21,182
Equity in net income of unconsolidated affiliate, net of tax                               2,520               2,182
                                                                                        --------            --------
Net income                                                                              $ 23,694            $ 23,364
                                                                                        ========            ========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Interim Consolidated Statements of Comprehensive Income
Periods Ending September 30, 2005 and 2004 (Unaudited)
(000s omitted)

                                                                         September 30,   September 30,
                                                                              2005            2004
                                                                         -------------   -------------
Net income                                                                 $ 23,694        $ 23,364
                                                                           --------        --------
Other comprehensive income (loss), net of tax:
   Unrealized net gains (losses) on investment securities:
      Unrealized net holding gains (losses) arising during period           (22,762)          7,143
      Applicable income tax (expense) benefit on above                        7,967          (2,500)
      Reclassification adjustment for net gains included in net income       (6,786)        (15,543)
      Applicable income tax expense on above                                  2,375           5,440
                                                                           --------        --------
Other comprehensive income (loss)                                           (19,206)         (5,460)
                                                                           --------        --------
Comprehensive income                                                       $  4,488        $ 17,904
                                                                           ========        ========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Interim Consolidated Statements of Changes in Policyholders' Surplus Periods Ending September 30, 2005 and 2004 (Unaudited)
(000s omitted)

                                                                    September 30,   September 30,
                                                                         2005            2004
                                                                    -------------   -------------
Retained earnings:
   Balance at beginning of year                                       $404,275        $363,901
   Net income                                                           23,694          23,364
                                                                      --------        --------
   Balance at end of year                                              427,969         387,265
                                                                      --------        --------
Accumulated other comprehensive income:
   Unrealized investment gains:
      Balance at beginning of year                                      58,997          59,068
      Unrealized gain (loss) on investment securities, net of tax
         (2005 - $(10,342); 2004 - $(2,940) )                          (19,206)         (5,460)
                                                                      --------        --------
      Balance at end of year                                            39,791          53,608
                                                                      --------        --------
Total policyholders' surplus                                          $467,760        $440,873
                                                                      ========        ========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Interim Consolidated Statements of Cash Flows
Periods Ending September 30, 2005 and 2004 (Unaudited)
(000s omitted)

                                                                    September 30,   September 30,
                                                                         2005            2004
                                                                    -------------   -------------
Cash flows from operating activities:
   Net income                                                         $ 23,694        $ 23,364
      Adjustments to reconcile net income to net cash provided by operating activities:
         Amortization of deferred policy acquisition costs              27,776          25,671
         Policy acquisition costs deferred                             (39,054)        (42,840)
         Depreciation of fixed assets                                    2,090           2,405
         Deferred income taxes                                          (3,625)              2
         Net realized investment (gains)                                (4,230)        (14,678)
         Policyholder assessments on investment-type contracts         (16,850)        (16,774)
         Interest credited to policyholder account balances             68,518          67,377
         Amortization of bond premium and discount                       6,798           7,431
         Other investment income                                         1,454             257
         Equity in net income of unconsolidated affiliate               (2,520)         (2,183)
      Changes in other assets and liabilities:
         Accrued investment income                                       2,211           3,743
         Other assets and receivables                                   (5,155)            517
         Insurance reserves                                             66,737          40,055
         Unearned premiums                                              (1,227)         (1,722)
         Accrued income taxes                                            1,760          11,096
         Other liabilities                                              11,838             (45)
                                                                      --------        --------
Net cash provided by operating activities                              140,215         103,676
                                                                      ========        ========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Interim Consolidated Statements of Cash Flows, continued
Periods Ending September 30, 2005 and 2004 (Unaudited)
(000s omitted)

                                                                     September 30,   September 30,
                                                                          2005            2004
                                                                     -------------   -------------
Cash flows from investing activities:
   Purchase of investments:
      Debt securities                                                  $(840,831)     $(1,074,081)
      Equity securities                                                  (16,823)         (67,066)
      Mortgage loans                                                      (3,303)          (2,118)
      Real estate                                                             --           (1,247)
      Short-term investments                                             (22,656)         (63,823)
   Proceeds on sale or maturity of investments:
      Debt securities                                                    860,677          921,794
      Equity securities                                                   27,954           12,915
      Mortgage loans                                                      25,984           17,655
      Real estate                                                          1,073              367
      Short-term investments                                              26,682           68,562
   Purchases of office properties, equipment and computer software        (1,162)            (795)
   Change in policy loans                                                  2,111            2,353
   Other, net                                                             29,092            9,102
                                                                       ---------      -----------
Net cash used in investing activities                                     88,798         (176,382)
                                                                       ---------      -----------
Cash flows from financing activities:
   Deposits to policyholder account balances                             171,312          341,514
   Withdrawals from policyholder account balances                       (388,938)        (296,587)
   Change in notes payable                                                (5,042)         (15,042)
                                                                       ---------      -----------
   Net cash provided by financing activities                            (222,668)          29,885
                                                                       ---------      -----------
Change in cash and cash equivalents                                        6,345          (42,821)
Cash and cash equivalents at beginning of year                            14,325           73,061
                                                                       ---------      -----------
Cash and cash equivalents at end of year                               $  20,670      $    30,240
                                                                       =========      ===========
Supplemental disclosures of cash information:
   Cash (refunded) paid during the year for income taxes,
      net of refunds                                                   $   9,050      $    (1,053)
                                                                       =========      ===========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(1)  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          BASIS OF PRESENTATION

     The unaudited consolidated financial statements of CUNA Mutual Life Insurance Company ("CMLIC" or "The Company") have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, they do not include all information and footnotes required by GAAP for complete financial statements. The financial information included herein reflects all adjustments (all of which are normal and recurring in nature) which are, in the opinion of management, necessary for a fair presentation of financial position and results of operations. Operating results for the interim periods presented are not necessarily indicative of the results that may be expected for the full year. The consolidated financial statements include the accounts of CMLIC and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. The accompanying unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes for the year ended December 31, 2004.

          USE OF ESTIMATES

     The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, deferred policy acquisition costs and insurance reserves are most affected by the use of estimates and assumptions.

          EMERGING ACCOUNTING MATTERS

     In November 2005, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP FAS 115-1 and FAS 124-1"), which is to be effective for reporting periods beginning after December 15, 2005. FSP FAS 115-1 and FAS 124-1 provides guidance on the three steps in determining when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. Because the Company's existing policies are consistent with the guidance in FSP FAS 115-1 and FAS 124-1, the adoption of FSP FAS 115-1 and FAS 124-1 is not expected to have an impact on the Company's financial position or results of operations.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on the accounting for internal replacements of one insurance contract for another insurance contract. Under SOP 05-1,

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     an internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract. As an extinguishment, the unamortized deferred policy acquisition costs and unearned revenue reserves from the replaced contract are written off at the time of the extinguishment. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract is accounted for as a continuation of the replaced contract. The SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier application encouraged. The Company is still evaluating the impact this guidance will have on its consolidated financial statements.

     In 2003, the FASB issued FASB Interpretation No. 46R, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51" ("FIN 46R"). FIN 46R provides guidance to identify variable interest entities ("VIEs") and requires consolidation by their primary beneficiary. A VIE is defined as an entity in which either 1) the equity investors, if any, do not have a controlling financial interest, or 2) the equity investment at risk is insufficient to finance that entity's activities without receiving additional subordinated financial support from other parties. An enterprise whose investment in a VIE absorbs the majority of the VIE's expected losses or receives a majority of its expected residual returns is considered a primary beneficiary, although not all VIEs will have a primary beneficiary. FIN 46R is not effective until December 31, 2005 for non-public entities and implementation is not expected to have a material impact on the Company's consolidated balance sheet.

(2)  INCOME TAX

     Income tax expense for the nine-month periods ended September 30 varies from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before income taxes and equity in net income of unconsolidated affiliate due primarily to the dividends-received deduction and prior year tax benefit in 2005 and the dividends-received deduction in 2004.

(3)  COMMITMENTS AND CONTINGENCIES

     The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

(4)  NOTES PAYABLE

     The Company entered into an advances, collateral pledge and security agreement with the Federal Home Loan Bank of Des Moines ("FHLB") and $0 and $15,000 was outstanding as of September 30, 2005 and December 31, 2004, respectively. As a condition of the agreement, the Company must purchase FHLB common stock and is allowed to borrow up to a multiple of that stock ownership and post collateral to secure any advances. Based on those terms, an

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     additional $52,541 was available to CMLIC at September 30, 2005. The Company has pledged debt securities with a fair value of $52,541 to collateralize advances made under the agreement. Interest is calculated daily at floating rates which ranged from 2.46% to 4.04% for the nine months ended September 30, 2005 and is payable monthly. Borrowings from the FHLB are used for short-term cash flow management and are typically settled within one month.

     The Company has an outstanding liability of $879 and $921 as of September 30, 2005 and December 31, 2004, respectively, as a result of a non-recourse interest free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California in 1996. the loan is secured by real estate with an appraisal value that exceeds the loan principal balance. The loan is being amortized on a straight-line basis over 240 months beginning in 2001. Payments totaling approximately $55 annually are due through 2021.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(a) Financial Statements. All required financial statements are included in Part B of this registration statement.


(b)  Exhibits

     1. Certified resolution of the board of directors of Century Life of America (the "Company") establishing Century Variable Annuity Account (the "Account"). Incorporated herein by reference to post-effective amendment number 5 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 16, 1996.

     2.   Not Applicable.

     3.(a) Form of Distribution Agreement Between CUNA Mutual Life Insurance
          Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

     (b) Form of Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

     4.(a) Form of Variable Annuity Contract. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004. (i) Form of Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File no. 333-116426) with the Commission on November 15, 2005.

     (b) Form of Fixed Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (c) Form of Loan Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (d) Form of Additional Income Option Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (e) Form of 3% Annual Guarantee Death Benefit Rider. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (f) Form of Earnings Enhanced Death Benefit Rider. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (g) Form of Maximum Anniversary Value Death Benefit Rider. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (h) Form of Change of Annuitant Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (i) Form of Income Payment Endorsement. Incorporated herein by reference to post-effective amendment 2 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 28, 2005.

     (j) Form of Guaranteed Minimum Withdrawal Benefit Rider. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

     (k) Form of Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

     5.(a) Form of Variable Annuity Application. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     6.(a) Certificate of Existence of the Company. Incorporated herein by reference to post-effective amendment number 5 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 16, 1996.

     (b) Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

     (c) Bylaws of the Company. Incorporated herein by reference to post-effective amendment number 2 to Form N-4 registration statement (File No. 333-40320) filed with the Commission on February 28, 2002.

7.   Not Applicable.

8.   Not Applicable.

9. Opinion and Consent of Counsel from Kevin S. Thompson. Incorporated herein by reference to pre-effective amendment number 1 to Form N-4 registration statement (File No. 333-40320) filed with the Commission on October 31, 2000.

10.  Deloitte & Touche LLP Consent.



Pricewaterhouse Coopers LLP Consent


11.  Not applicable.

12.  Not applicable.

13.  Not applicable.

14.  Not applicable.

15. Powers of Attorney dated February 26, 2005. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-116426) filed with the Commission on February 28, 2005.

     (i) Power of Attorney dated June 30, 2005. Incorporated herein by reference to post-effective amendment number 3 to Form N04 registration statement (File No. 333-116426) filed with the Commission on November 15, 2005.

ITEM 25. DIRECTORS AND OFFICERS OF THE COMPANY AS OF DECEMBER 31, 2005



Name                      Position/Office
----                      ---------------
DIRECTORS

Eldon R. Arnold**         Director & Vice Chairman of the Board
James L. Bryan**          Director
Loretta M. Burd**         Director & Chairman of the Board
William B. Eckhardt       Director
Joseph J. Gasper, Jr.**   Director
Bert J. Hash, Jr.         Director
Victoria W. Miller**      Director
C. Alan Peppers**         Director
Jeff Post**               Director
Neil A. Springer**        Director
Farouk D.G. Wang**        Director
Larry T. Wilson**         Director

EXECUTIVE OFFICERS AS OF DECEMBER 31, 2005

David P. Marks**          CUNA Mutual Life Insurance Company*
                          Executive Vice President and Chief Officer - Investments

Jeffrey D. Holley**       CUNA Mutual Life Insurance Company*
                          Executive Vice President and Chief Finance Officer

David Lundgren**          CUNA Mutual Life Insurance Company*
                          Executive Vice President and Chief Administrative Officer

Jeff Post**               CUNA Mutual Life Insurance Company*
                          President and Chief Executive Officer


* CUNA Mutual Life Insurance Company entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with CUNA Mutual Life Insurance Company or CUNA Mutual Insurance Society during the last five year period.

** Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

In addition, as described in the prospectus under the caption "CUNA Mutual Life Insurance Company," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   SEE ORGANIZATION CHARTS ON FOLLOWING PAGE.

         Persons Controlling, Controlled by or Under Common Control with
   THE INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, SPONSORING INSURANCE COMPANY

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society
                   Organizational Chart As Of November 1, 2005

                * Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.   CUNA Mutual Investment Corporation
     Business: Holding Company
     October 15, 1972*
     State of domicile: Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

          a.   CUMIS Insurance Society, Inc.
               Business: Corporate Property/Casualty Insurance
               May 23, 1960*
               State of domicile: Wisconsin

          b.   CUNA Brokerage Services, Inc.
               Business: Brokerage
               July 19, 1985*
               State of domicile: Wisconsin

          c.   CUNA Mutual General Agency of Texas, Inc.

               Business: Managing General Agent
               August 14, 1991*
               State of domicile: Texas

                    (1)  MEMBERS Financial Services, Inc.
                         Business: Local Recording Agent (LRA) for the selling of property and casualty coverage to Texas CU members Incorporated September 5, 1973 under the name of Members Insurance Agency, Inc., later changed its name to CUNA Mutual Insurance Agency of Texas, Inc., and effective August 7, 2003, changed its name again to MEMBERS Financial Services, Inc.
                         Ownership: For Regulatory purposes, MEMBERS Financial Services, Inc. is currently owned by two individuals, each owning 50% of the stock.
                         State of domicile: Texas

          d.   MEMBERS Life Insurance Company
               Business: Credit Disability/Life/Health
               February 27, 1976*
               State of domicile: Wisconsin
               Formerly CUMIS Life & CUDIS

          e.   International Commons, Inc.
               Business: Special Events
               January 13, 1981*
               State of domicile: Wisconsin

          f.   CUNA Mutual Mortgage Corporation
               Business: Mortgage Servicing
               November 20, 1978* Incorporated
               December 1, 1995 Wholly Owned
               State of domicile: Wisconsin

          g.   CUNA Mutual Insurance Agency, Inc.
               Business: Leasing/Brokerage
               March 1, 1974*
               State of domicile: Wisconsin
               Formerly CMCI Corporation

               CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

                    (1)  CUNA Mutual Casualty Insurance Agency of Mississippi,
                         Inc.
                         Business: Property & Casualty Agency
                         June 24, 1993*
                         State of domicile: Mississippi

                    (2)  CUNA Mutual Insurance Agency of Massachusetts, Inc.
                         Business: Brokerage of Corporate & Personal Lines

                         January 27, 1995*
                         State of domicile: Massachusetts

          h.   Stewart Associates Incorporated
               Business: Insurance Agency for Credit Insurance, Collateral Protection, Mechanical Breakdown
               March 6, 1998
               State of domicile: Wisconsin

          i.   CMG Mortgage Assurance Company
               Formerly Investors Equity Insurance Company, Inc.
               Business: Private Mortgage Insurance
               50% ownership by CUNA Mutual Investment Corporation
               50% ownership by PMI Mortgage Insurance Company
               Incorporated in California on March 3, 1969
               Acquired by CUNA Mutual Investment Corporation April 14, 1994 State of domicile: Wisconsin

          j.   CUNA Mutual Business Services, Inc.
               Business: Financial Services
               Incorporated April 22, 1974
               Wholly owned March 6, 2000
               State of domicile: Wisconsin

          k.   Lending Call Center Services, LLC
               Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions
               Incorporated June 24, 2002
               Ownership 92% by CUNA Mutual Investment Corporation Ownership 8% by various state credit union leagues

          l.   MEMBERS Trust Company (MTC)
               Business: MTC will offer an array of estate financial planning services to members through their credit unions.
               Incorporated 2003
               MTC will operate independently from Suncoast and CUNA Mutual with shares of ownership to be sold to credit unions and credit union entities.

          m.   Lenders Protection, LLC
               Business: Limited Liability Company
               Owned 50% CUNA Mutual Insurance Society and 50% Open Lending,
               Inc.
               State of domicile: Delaware

          n.   Union Charter Holding, LLC
               Business: Holds 100% of Union Financial Services, LLC Acquired January 7, 2005 Formed November 9, 2004
               Domiciled in Delaware

                    (1)  Union Financial Services, LLC

                         Industrial Loan Company
                         Domiciled in Utah

2.   C.U.I.B.S. Pty. Ltd.
     Business: Brokerage
     February 18, 1981*
     Country of domicile: Australia

3.   CUNA Caribbean Insurance Society Limited
     Business: Life and Health
     July 4, 1985*
     Country of domicile: Trinidad and Tobago

     CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

          a.   CUNA Caribbean Insurance Services Limited
               Business: Consultants, Advisors and Managers for Insurance & Pension Plans
               Incorporated November 26, 1991
               Country of domicile: Trinidad and Tobago

4.   CUNA Mutual Australia Holding Co. Pty. Ltd.
     Business: Holding Company
     September 17, 1999*
     Country of domicile: Australia

     CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

          a.   CUNA Mutual Life Australia, Ltd.
               Business: Life Insurance
               October 15, 1999
               Country of domicile: Australia

5.   CUNA Mutual Group, Limited
     Business: Brokerage
     May 27, 1998
     Country of domicile: U.K.

6.   CUNA Mutual Group Services (Ireland) Limited
     Business: Insurance Services (currently seeking authorization to provide Sales & Marketing Services)
     June 6, 2003
     Country of domicile: Ireland

7.   CUNA Mutual Life Assurance (Europe), Limited
     Business: All kinds of life assurance business
     Incorporated July 23, 2004 Authorized August 1, 2005
     Country of domicile: Ireland

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.   C.U. Insurance Services, Inc./Oregon
     50% ownership by CUNA Mutual Insurance Agency, Inc.
     50% ownership by Oregon Credit Union League
     December 27, 1989

2.   The CUMIS Group Limited
     77.4% ownership by CUNA Mutual Insurance Society
     December 31, 1991

     The CUMIS Group Limited is the 100% owner of the following companies:

          a.   CUMIS Life Insurance Company
               Business: Creditor Group, Individual Life and Disability
               Insurance
               January 1, 1977
               Country of domicile: Canada

          b.   CUMIS General Insurance Company
               Business: Property & Casualty Insurance
               July 1, 1980
               Country of domicile: Canada

          c.   MemberCARE Financial Services Limited
               Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial Services Program
               August 1, 1993
               Country of domicile: Canada

          d.   MemberCARE Financial Services Partnership
               Originally formed on January 1, 1994 as a partnership between Co-operators Life Insurance Company and CUMIS Life
               Insurance Company.
               January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%.
               Country of domicile: Canada

          e.   Canadian Northern Shield Insurance Company
               Business: Property & Casualty Insurance
               February 1, 1985
               Country of domicile: British Columbia, Canada

          f.   CUMIS Services Limited
               Business: Acquisitions and Insurance Agency Management Services June 1, 2000
               Country of domicile: Canada

          g.   WESTCU Insurance Services Limited
               Business: Insurance Agency Management
               June 21, 2000
               Country of domicile: Westminster, Canada

          The CUMIS Group Limited is the 50% owner of the following companies:

          a.   CREDENTIAL FINANCIAL, INC.
               Business: Holding Company with ownership in a number of insurance and securities distribution companies
               Acquired January 2004
               Country of domicile: Canada

3.   MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     January 1, 1992

4.   CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
     Company)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Mortgage Insurance Company
     April 14, 1994

5.   CMG Mortgage Reinsurance Company
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Insurance Company
     July 26, 1999

6.   Credit Union Service Corporation
     Atlanta, Georgia
     Owned by Credit Union National Association, Inc. and 18 state league organizations
     March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

7. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999

     CUNA Mutual Australia Limited is the 100% owner of the following companies:

          a.   CUNA Mutual Insurance Brokers Pty Limited
               Business: Brokerage
               Incorporated as NCUIS Brokers February 6, 1986
               Renamed on September 3, 2002
               Country of Domicile: Australia

          b.   CUNA Mutual Technology Services Australia Pty Limited
               Business: Technology Services
               Incorporated as Direct Insurance Network International on August 31, 2000

               Renamed on September 3, 2002
               Country of Domicile: Australia

The following company is owned 100% by CUNA Mutual Technology Services Australia Pty Limited:

                    (1)  CUNA Mutual Insurance Brokers Pty Limited
                         Business: Brokerage
                         Incorporated as NCUIS Brokers February 6, 1986 Renamed on September 3, 2002
                         Country of Domicile: Australia

8.   CUNA Strategic Services, Inc.
     CUNA Mutual Insurance Society owns 200.71 shares
     December 31, 1999

9.   China Credit Co-operative Services, Limited
     Business: Hong Kong Holding Company; provide technology and business consulting in support of the PRC operations of CUNA Mutual Group. Incorporated November 21, 2003
     Effective March 2, 2004, owned 70% by CUNA Mutual Insurance Society and 30% by IFC
     Country of domicile: China

     The following company is a wholly-owned subsidiary of China Credit Co-operative Services, Limited:

          a.   CCC Services, Limited
               Incorporated December 3, 2003
               Country of domicile: China

          b. CUNA Mutual Consulting Services (Guangdong) Company Limited (CMCSC Ltd.)
               Business: To give us a corporate presence in the PRC, and to facilitate transactions and payments among our Hong
               Kong companies, and our RCCU partners.
               Incorporated July 1, 2004
               Country of domicile: China

Partnerships

1.   CM CUSO Limited Partnership, a Washington Partnership
     CUMIS Insurance Society, Inc. - General Partner
     Credit Unions in Washington - Limited Partners
     June 14, 1993

1.   MEMBERS Development Company LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Credit Unions & CUSOs
     September 24, 1999

     a. MEMBERS Business Solutions Company, LLC is 100% owned by MEMBERS Development Company, LLC; effective 5/27/04; created to provide business services to credit unions and other related entities, and to engage in any lawful business or activity permitted under the Act and to do any and all other actions and things that may be necessary, incidental or convenient to accomplish these purposes.

2.   The Center for Credit Union Innovation LLC
     33.3% ownership by CUNA Mutual Insurance Society
     33.3% ownership by CUNA & Affiliates
     33.3% ownership by American Association of Credit Union Leagues January 5, 2000

3.   HRValue Group LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Leagues & League Service Organizations
     December 1, 2000

Affiliated (Nonstock)

1.   CUNA Mutual Group Foundation, Inc.
     July 5, 1967

2.   CUNA Mutual Life Insurance Company
     July 1, 1990

3.   CUNA Mutual Insurance Society Political Action Committee
     Business: Increase the effectiveness of CUNA Mutual Group's participation in lobbying and other legislative advocacy activities.
     Created: June 24, 2004

                       CUNA Mutual Life Insurance Company
                   Organizational Chart As of November 1, 2005

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.   MEMBERS Capital Advisors, Inc.
     An Iowa Business Act Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     50% ownership by CUNA Mutual Investment Corporation
     July 16, 1982

     MEMBERS Capital Advisors, Inc. is the investment adviser of:
     Ultra Series Fund
     MEMBERS Mutual Funds
     CU System Funds

2.   CMIA Wisconsin, Inc.
     A Wisconsin Business Act Corporation
     100% ownership by CUNA Mutual Life Insurance Company
     May 29, 1998

3.   League Insurance Agency, Inc.
     (Wholly owned by CMIA Wisconsin, Inc.)
     Business: Insurance Agency
     Incorporated on August 16, 1973
     Acquired on August 31, 2000
     State of domicile: Connecticut

     League Insurance Agency is the 100% owner of the following subsidiary:

          a.   Member Protection Insurance Plans
               Business: Insurance Agency
               Incorporated on August 21, 1991
               Acquired on August 31, 2000
               State of domicile: Connecticut

ITEM 27. NUMBER OF CONTRACTOWNERS


As of January 4, 2006, there were 836 non-qualified contracts outstanding and 1,399 qualified contracts outstanding.

ITEM 28. INDEMNIFICATION.

     Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

     (a) CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Life Variable Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

     (b)  Officers and Directors of CUNA Brokerage.

Name and Principal      Positions and Offices      Positions and Offices
Business Address        With the Underwriter       With Registrant
------------------      ---------------------      ---------------------
Mark E. Backes**        Vice President             Vice President

Grael B. Barker         Director                   None

Peter H. Corning*       Secretary and Treasurer    Vice President

Dennis J. Godfrey       Director & Chairman        None

Katherine I. Grete**    Assistant Treasurer        Business Finance Team
                                                   Financial Analysis Manager

Timothy Halevan**       Chief Compliance Officer   Chief Compliance Officer

John W. Henry*          Director, Vice Chairman    Senior Vice President - Members
                        & President                Solutions Group

Kevin T. Lenz*          Director                   Senior Vice President - Members
                                                   Solutions Group

Sheila M. Kittleson**   Assistant Treasurer        Business Finance Team Cost Analyst Manager

Tracy K. Lien*          Assistant Secretary        Senior Law Specialist

Steve R. Suleski*       Vice President             Vice President - Legal

Mark T. Warshauer*      Director                   Senior Vice President

Mark K. Willson*        Assistant Secretary        Assistant Vice President - Associate
                                                   General Counsel

* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

** The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

     (c) CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts will have been filed as exhibits under Item 24(b)(3) on or before the date of effectiveness of the registration statement covering the contracts described herein. The Company intends to pay a dealer concession of approximately 7.25 percent, as will be more fully described in Schedule A of the Servicing Agreement.



                                      (2)
                                Net Underwriting         (3)
             (1)                  Discounts and    Compensation on            (4)                 (5)
Name of Principal Underwriter      Commissions        Redemption     Brokerage Commissions   Compensation
-----------------------------   ----------------   ---------------   ---------------------   ------------
CUNA Brokerage Services, Inc.    $14,236,474.47           0             $13,809,380.24       $427,094.23

ITEM 30. LOCATION BOOKS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 31. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

     (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

     (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to the Company for a statement of additional information.

     (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

     (d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

     (e) The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Annuity Account, has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 5th day of January, 2006.


                                        CUNA MUTUAL LIFE VARIABLE ANNUITY
                                        ACCOUNT (REGISTRANT)

                                        BY CUNA MUTUAL LIFE INSURANCE COMPANY


                                        By: /s/ Jeff Post
                                            ------------------------------------
                                            Jeff Post
                                            President


Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Annuity Account, has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 5th day of January, 2006.


                                        CUNA MUTUAL LIFE INSURANCE COMPANY
                                        (DEPOSITOR)


                                        By: /s/ Jeff Post
                                            ------------------------------------
                                            Jeff Post
                                            President

Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 4 for this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.



SIGNATURE AND TITLE                  DATE
-------------------                 ------


/S/ ELDON R. ARNOLD                    *
---------------------------------
Eldon R. Arnold, Director


/S/ JAMES L. BRYAN                     *
---------------------------------
James L. Bryan, Director


/S/ LORETTA M. BURD                    *
---------------------------------
Loretta M. Burd, Director


/S/ WILLIAM B. ECKHARDT               **
---------------------------------
William B. Eckhardt, Director


/S/ JOSEPH J. GASPER                   *
---------------------------------
Joseph J. Gasper, Director


/S/ BERT J. HASH, JR.                  *
---------------------------------
Bert J. Hash, Jr., Director


/S/ VICTORIA W. MILLER                 *
---------------------------------
Victoria W. Miller, Director


/S/ C. ALAN PEPPERS                    *
---------------------------------
C. Alan Peppers, Director


/S/ JEFF POST                          *
---------------------------------
Jeff Post, Director


/S/ NEIL A. SPRINGER                   *
---------------------------------
Neil A. Springer, Director


/S/ STEVE SULESKI                   1/5/06
---------------------------------
Steve Suleski, Attorney-In-Fact


/S/ FAROUK D. G. WANG                  *
---------------------------------
Farouk D. G. Wang, Director


/S/ LARRY T. WILSON                    *
---------------------------------
Larry T. Wilson, Director


* Pursuant to Power of Attorney filed with Post-Effective Amendment No. 2 on April 28, 2005.

**   Pursuant to Power of Attorney dated June 30, 2005, filed herewith.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.


SIGNATURE AND TITLE                         DATE
-------------------                     ------------


/s/ Jeffrey D. Holley                   Date: 1/5/06
-------------------------------------
Jeffrey D. Holley
Chief Financial Officer


/s/ Jeff Post                           Date: 1/5/06
-------------------------------------
Jeff Post
President and Chief Executive Officer

                                  EXHIBIT INDEX


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